                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                             SCUDDER ADVISOR FUNDS
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        03/31

Date of reporting period:       03/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Annual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolios

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Scudder Lifecycle Long Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund each was a feeder fund investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the Scudder Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
	1-Year	3-Year	5-Year	10-Year
Institutional Class*	5.42%	4.75%	.90%	9.47%
Investment Class	4.92%	4.26%	.43%	9.01%
S&P 500 Index+	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Long Range+++	4.34%	4.61%	1.30%	9.18%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 3/31/05	$ 10.62	$ 11.04
3/31/04	$ 10.43	$ 10.84
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .32	$ .38
Institutional Class Lipper Rankings — Flexible Portfolio Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	152	of	362	42
3-Year	98	of	260	38
5-Year	78	of	194	40
10-Year	21	of	87	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] Scudder Lifecycle Long Range Fund — Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class*	Growth of $1,000,000	$1,054,200	$1,149,300	$1,045,900	$2,470,700
	Average annual total return	5.42%	4.75%	.90%	9.47%
S&P 500 Index+	Growth of $1,000,000	$1,066,900	$1,084,700	$851,600	$2,787,300
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,012,300	$1,171,900	$1,413,100	$1,995,300
	Average annual total return	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Long Range+++	Growth of $1,000,000	$1,043,400	$1,144,900	$1,066,900	$2,406,200
	Average annual total return	4.34%	4.61%	1.30%	9.18%

The growth of $1,000,000 is cumulative.

The minimum investment for the Institutional Class is $1,000,000.

* On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Long Range Fund — Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,492	$11,335	$10,219	$23,699
	Average annual total return	4.92%	4.26%	.43%	9.01%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,123	$11,719	$14,131	$19,953
	Average annual total return	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Long Range+++	Growth of $10,000	$10,434	$11,449	$10,669	$24,062
	Average annual total return	4.34%	4.61%	1.30%	9.18%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

+++ Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Mid Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 3/31/05
	1-Year	3-Year	5-Year	10-Year
Investment Class	3.50%	4.51%	2.29%	8.11%
S&P 500 Index+	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Mid Range+++	3.29%	4.47%	2.91%	8.10%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 3/31/05	$ 9.86
3/31/04	$ 9.86
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .34
Investment Class Lipper Rankings — Flexible Portfolio Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	269	of	362	75
3-Year	111	of	260	43
5-Year	52	of	194	27
10-Year	54	of	87	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Mid Range Fund — Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Mid Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Lifecycle Mid Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,350	$11,414	$11,200	$21,801
	Average annual total return	3.50%	4.51%	2.29%	8.11%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,123	$11,719	$14,131	$19,953
	Average annual total return	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Mid Range+++	Growth of $10,000	$10,329	$11,402	$11,544	$21,799
	Average annual total return	3.29%	4.47%	2.91%	8.10%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

+++ Asset Allocation Index — Mid Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 35%; bonds: 45%; cash: 20%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Short Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 3/31/05
	1-Year	3-Year	5-Year	10-Year
Investment Class	2.28%	4.43%	3.84%	6.95%
S&P 500 Index+	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Short Range+++	2.22%	4.22%	4.44%	6.93%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 3/31/05	$ 10.18
3/31/04	$ 10.30
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .36
Investment Class Lipper Rankings — Income Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	162	of	216	75
3-Year	80	of	128	63
5-Year	33	of	88	38
10-Year	13	of	23	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Short Range Fund — Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Short Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Lifecycle Short Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,228	$11,390	$12,076	$19,580
	Average annual total return	2.28%	4.43%	3.84%	6.95%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,123	$11,719	$14,131	$19,953
	Average annual total return	1.23%	5.43%	7.16%	7.15%
Asset Allocation Index — Short Range+++	Growth of $10,000	$10,222	$11,321	$12,423	$19,552
	Average annual total return	2.22%	4.22%	4.44%	6.93%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

+++ Asset Allocation Index — Short Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 15%; bonds: 55%; cash: 30%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Scudder Lifecycle Long Range Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Investment Class	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,052.10	$ 1,055.20
Expenses Paid per $1,000*	$ 5.07	$ 2.77
Hypothetical 5% Fund Return	Investment Class	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,020.00	$ 1,022.24
Expenses Paid per $1,000*	$ 4.99	$ 2.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class
Scudder Lifecycle Long Range Fund	.99%	.54%

For more information, please refer to the Fund's prospectuses.

Scudder Lifecycle Mid Range Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00
Ending Account Value 3/31/05	$ 1,038.70
Expenses Paid per $1,000*	$ 5.08
Hypothetical 5% Fund Return	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00
Ending Account Value 3/31/05	$ 1,019.95
Expenses Paid per $1,000*	$ 5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class
Scudder Lifecycle Mid Range Fund	1.00%

For more information, please refer to the Fund's prospectus.

Scudder Lifecycle Short Range Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00
Ending Account Value 3/31/05	$ 1,025.70
Expenses Paid per $1,000*	$ 5.00
Hypothetical 5% Fund Return	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00
Ending Account Value 3/31/05	$ 1,020.00
Expenses Paid per $1,000*	$ 4.99

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class
Scudder Lifecycle Short Range Fund	.99%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Lifecycle Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI") is the subadvisor to the funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. As of December 31, 2004, NTI had approximately $274 billion of assets under management. With respect to only the passive equity portion of each fund, a group of investment professionals at NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1999. Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Global head of Advanced Research and Quantitative Strategies.

Over 16 years of investment industry experience.

BS, Northeastern University; MS, Social Science, California Institute of Technology; PhD, Political Science, University of California at Irvine.

Joined the fund in 2000.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 after 13 years of experience in fixed income trading at J.P. Morgan.

Senior portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

BS, University of Pennsylvania — The Wharton School.

Joined the fund in 2000.

In the following interview, Co-Managers Robert Wang and Janet Campagna and Investment Strategist Arnim Holzer address the economy, markets, portfolio management strategy and resulting performance of Scudder Lifecycle funds for the 12 months ended March 31, 2005.

Q:  How would you describe global economic and political conditions and their effect on the markets over the last year?

A:  In the spring of 2004, there was considerable concern regarding whether the expansion of the US economy could be sustained, and many observers believed that a slowdown was about to begin. As the year progressed, there were encouraging signs of continuing economic strength. Employment numbers began to look more favorable, and economic leadership began to pass from the consumer to the corporate sector, which is the usual pattern as an economic expansion matures. Corporate earnings were relatively strong, and profit margins were improving. By the end of 2004, there was greater confidence that economic growth in the United States might continue for some time.

Looking at international economies, Japan and the European countries were somewhat weaker than the United States in 2004 and early 2005. Among developing nations, India and China were particularly strong, as the deceleration of growth that was expected in China near the end of 2004 was extremely modest.

Stock performance was generally positive through this period. From April through October, the US stock market traded within a fairly narrow range, reflecting considerable uncertainty about the economy, the November 2004 presidential election and the war in Iraq. The US market began to strengthen at the end of 2004, as oil prices fell slightly and there was increasing evidence of continued economic growth. The market traded in a fairly narrow range in the first quarter of 2005, ending the quarter slightly below the level at the end of  2004.

Over this period, the fixed-income market was relatively strong, though returns were below equity returns. The main driver of bond performance was a lack of upward pressure on long-term interest rates, despite the Federal Reserve's actions to increase short-term rates. Corporations maintained strong balance sheets and funded operations largely from available cash, rather than going to the bond market. The result was a light calendar of new corporate bond issues, so that the US Treasury did not encounter much competition for its issues.

Over the last several years, stock returns and bond returns have moved in opposite directions, displaying a negative correlation. In the last few months, however, the correlation has become less negative, with stock and bond returns moving similarly on many days.

Because the value of the US dollar declined relative to most other world currencies, most foreign stock markets outperformed US equities in dollar terms, although returns were at similar levels in local currency terms. The dollar's weakening trend moderated at the end of 2004, and we began to see some stability relative to other currencies, particularly the yen and the euro, in the first quarter of 2005.

Q:  How are the Scudder Lifecycle funds managed?

A:  We invest these funds in a mix of US and foreign stocks and bonds and short-term investments. Each of the three funds has a target percentage of each of the three principal asset classes: equity, fixed-income and short-term instruments. A fund's investment in each asset class fluctuates depending on our perception of the opportunities and risks associated with each class at a given time. We regularly use derivatives to increase or decrease exposure to the various asset classes.1 We also take positions in foreign currencies to enhance returns and to hedge risks.

1 A derivative is a financial arrangement that derives its value from a traditional security (such as a stock or bond), asset or index.

We employ a Global Asset Allocation (GAA) overlay, which is a means of attempting to capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to adjust exposure to the different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the funds, which are normally maintained at percentages specific to each fund.2

Here's another way of thinking about GAA: It represents the view of Deutsche Asset Management investment teams around the world regarding currencies, equities and bonds. These views are combined to provide a "house view" that is risk-adjusted for the specific needs of these portfolios. This view is then executed through futures and currency forwards in Scudder Lifecycle Funds.

We also incorporate into our equity asset management an Enhanced Stock Index Fund (ESIF) strategy. The ESIF strategy seeks to keep pace with a given benchmark index by investing in a similar portfolio of stocks. The ESIF strategy aims to achieve total returns of one-quarter to one-half of 1% above the index — in this case the S&P 500 Index — on an annual basis.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade (BIG) Bond Index.3

Q:  How did the funds perform during the period?

A:  In evaluating performance, we look at the funds' absolute returns and their returns relative to several benchmarks. The primary benchmark is the Standard & Poor's 500 Index.4 A secondary benchmark is the Citigroup Broad Investment Grade (BIG) Bond Index. Since these funds hold securities in three major asset classes — stocks, bonds and short-term securities — we have created for each fund an asset allocation benchmark. In each case, the asset allocation benchmark is calculated using the performance of three unmanaged indexes representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill index) weighted by their corresponding proportion of the fund's neutral position to produce the aggregate benchmark. The percentages of each of these indexes differ based on each fund's investment objective.

2 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

3 The Citigroup Broad Investment Grade (BIG) Bond Index covers an all-inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

4 The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

We also compare returns to those of a peer group of funds that allocate assets among several asset classes. The peer group for the Lifecycle Long Range and Lifecycle Mid Range Funds is the Lipper Flexible Portfolio Funds category. For the Lifecycle Short Range Fund, the peer group is the Lipper Income category.

The total return of the Standard & Poor's 500 Index for the 12-month period ended March 2005 was 6.69%. The total return of the Citigroup Broad Investment Grade Bond Index was 1.23%. The Merrill Lynch 3-month T-bill index had a return of 1.67%.

We are generally pleased with the funds' performances over the last 12 months. All three had positive returns, but performance relative to benchmarks and the peer group varied.

Scudder Lifecycle Short Range Fund had a return of 2.28% (Investment Class), compared with 2.22% for its asset allocation benchmark. The asset allocation benchmark for this fund is a blend of 15% S&P 500 Index, 55% Citigroup Broad Investment Grade Bond Index and 30% Merrill Lynch 3-month T-bill index. This fund ranked in the 75th percentile of its Lipper peer group.

Scudder Lifecycle Mid Range Fund had a return of 3.50% (Investment Class), compared with 3.29% for its asset allocation benchmark. The asset allocation benchmark for this fund is a blend of 35% S&P 500 Index, 45% Citigroup Broad Investment Grade Bond Index and 20% Merrill Lynch 3-month T-bill index. This fund also ranked in the 75th percentile of the Lipper peer group.

Scudder Lifecycle Long Range Fund had a return of 4.92% (Investment Class), compared with 4.34% for its asset allocation benchmark. The asset allocation benchmark for this fund is a blend of 55% S&P 500 Index, 35% Citigroup Broad Investment Grade Bond Index and 10% Merrill Lynch 3-month T-bill index. This fund ranked in the 42nd percentile of the Lipper peer group.

Q:  What were the main factors that affected the funds' performances?

A:  All three funds were overweight in equities relative to their targets, and these overweight positions in equities made an important contribution to performance, especially in the fourth quarter of 2004, when equity markets were quite strong. For the long-range and mid-range funds, the ESIF strategy was also slightly positive; for the short-range fund, it was neutral.

The funds' bond positions were invested with exposure to currencies other than the US dollar, with a corresponding reduction in dollar-denominated investments. This positioning made a positive contribution to performance, as the dollar weakened relative to other currencies over the year.

The funds' bond strategy added to returns for the year, in spite of an underweight position in bonds for most of the period. In particular, performance benefited from exposure to German government bond futures, which rose in price after they moved from rates above US bonds to rates below US bonds.5

5 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future.

6 A government budget deficit occurs when expenditures are greater than revenues. A trade deficit occurs when the value of imports exceeds the value of exports.

While the S&P 500 Index is the official benchmark for the Lifecycle funds, we also compare performance to other funds with similar investment objectives. For this comparison, we use the Lipper Flexible Portfolio Funds category for the Lifecycle Long Range and Lifecycle Mid Range funds. The peer group for the Lifecycle Short Range fund is the Lipper Income category. The stock and bond positions in the Lifecycle funds performed in line with their indexes, so that differences in performance versus the peer group resulted mainly from decisions regarding the proportions of stocks and bonds. Relative to their Lipper peer groups, the Long Range and Mid Range funds generally have a lower proportion of assets invested in equities because many funds in the peer group are permitted to hold a higher percentage of equities. This means that when equity markets are strong, as they were over the last year, the funds tend to underperform the peer group.

Q:  In this environment, what is the outlook for the near future?

A:  There are several causes for concern among investors, particularly the continuing instability in the Middle East, which is a factor in rising energy prices. If competitive conditions enhance corporations' ability to raise prices to offset rising costs, inflation could become more of a concern. However, hourly wages are not showing significant increases, and profit margins continue to be good.

For US investors, the weakness of the dollar and the budget and trade deficits in this country are also potential negatives.6 There are no clear signs that global imbalances are correcting. However, the world's economies continue to be relatively strong despite these concerns. Monetary policy in the United States and other countries, particularly Japan, continues to be supportive of economic growth.

Since global bond yields remain relatively low, equities appear attractive relative to bonds. We anticipate that both short-term and long-term interest rates in the United States will move up steadily through 2005, pushing bond prices lower.

The judgments of our investment teams around the world support the view that equities are still inexpensive relative to fixed-income securities. Concerns over margins and the ability of companies to generate growth could begin to limit upside potential, but continued earnings gains point to rising stock prices. We believe that European securities offer tremendous value relative to stocks of companies based in the United States. Although we do not think the US dollar is in danger of severe weakness, the current account deficit may cause the dollar to continue falling in value relative to other currencies. We therefore believe performance will benefit from holding securities denominated in currencies other than the dollar.

It now appears in our view, that the US economy (measured by real growth in gross domestic product) is likely to grow at a rate between 3% and 4% for 2005, and we believe that corporate earnings will grow at a rate of 8% to 9% this year, which is a little higher than we would have predicted a few months ago.

Most international economies continue to expand at a moderate pace. Consensus estimates among economists call for growth in 2005 of approximately 2% in Japan and 1.7% to 2% in Europe. China's economy now appears likely to continue expanding at a rapid pace.

Investment flows are strong across a broad range of asset classes. There are good fundamental signs, and investors seem willing to take a moderate degree of risk.

Q:  Do you have other comments for shareholders?

A:  The positioning of these funds is similar to what it has been over the past year. Because we believe that stocks offer good value relative to bonds, the funds' equity positions continue to be above their benchmark levels. Since we expect rising interest rates, the funds' bond positions remain below their benchmarks.

While the current environment certainly involves risks such as high energy prices and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength.

We believe that diversification is essential to a solid investment program, and Scudder Lifecycle funds, with their investments in multiple asset classes, provide a suitable vehicle for investors who seek solid returns with reduced volatility.

A disciplined asset allocation approach such as the one exhibited in Scudder Lifecycle funds enables investors to take advantage of a wide range of investment opportunities with a moderate degree of risk. In closing, we would like to thank our investors for continued interest in Scudder Lifecycle funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Scudder Lifecycle Long Range Fund

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	3/31/04

Common Stocks	56%	55%
Bonds	35%	35%
Short-Term Investments	9%	10%
	100%	100%
Five Largest Equity Holdings at March 31, 2005 (7.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.0%
2. General Electric Co. Industrial conglomerate	1.9%
3. Microsoft Corp. Developer of computer software	1.2%
4. Citigroup, Inc. Provider of diversified financial services	1.1%
5. Johnson & Johnson Provider of health care products	1.0%
Five Largest Fixed Income Long-Term Securities at March 31, 2005 (5.7% of Net Assets)
1. US Treasury Note 3.625%, 7/15/2009	2.6%
2. US Treasury Note 2.75%, 6/30/2006	1.2%
3. US Treasury Bond 6.00%, 2/15/2026	0.9%
4. Federal National Mortgage Association 5.50%, 5/1/2033	0.5%
5. Federal Home Loan Mortgage Corp. "JD", Series 2778, 5.00%, 12/15/2032	0.5%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Mid Range Fund

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	3/31/04

Bonds	45%	44%
Common Stocks	35%	35%
Short-Term Investments	20%	20%
Preferred Stocks	—	1%
	100%	100%
Five Largest Equity Holdings at March 31, 2005 (4.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
2. General Electric Co. Industrial conglomerate	1.2%
3. Microsoft Corp. Developer of computer software	0.8%
4. Citigroup, Inc. Provider of diversified financial services	0.7%
5. Johnson & Johnson Provider of health care products	0.6%
Five Largest Fixed Income Long-Term Securities at March 31, 2005 (6.6% of Net Assets)
1. US Treasury Bond 7.25%, 5/15/2016	1.4%
2. Virginia Multi-Family Housing Revenue 6.51%, 5/1/2019	1.4%
3. Lansing, MI, Water & Sewer Revenue 7.3%, 7/1/2006	1.4%
4. US Treasury Bond 6.00%, 2/15/2026	1.3%
5. Autopista Del Maipo 144A, 7.373%, 6/15/2022	1.1%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Short Range Fund

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	3/31/04

Bonds	54%	53%
Short-Term Investments	31%	32%
Common Stocks	15%	14%
Preferred Stocks	—	1%
	100%	100%
Five Largest Equity Holdings at March 31, 2005 (1.9% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.5%
2. General Electric Co. Industrial conglomerate	0.5%
3. Microsoft Corp. Developer of computer software	0.3%
4. Citigroup, Inc. Provider of diversified financial services	0.3%
5. Johnson & Johnson Provider of health care products	0.3%
Five Largest Fixed Income Long-Term Securities at March 31, 2005 (8.4% of Net Assets)
1. US Treasury Note 3.625%, 7/15/2009	2.8%
2. Virginia, Multi Family Housing Revenue 6.51%, 5/1/2019	1.6%
3. US Treasury Note 3.00%, 2/15/2009	1.5%
4. US Treasury Bond 6.00%, 2/15/2026	1.4%
5. Autopista Del Maipo 7.37%, 6/15/2022	1.1%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 52. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of March 31, 2005

Scudder Lifecycle Long Range Fund	Shares	Value ($)

Common Stocks 55.1%
Consumer Discretionary 6.2%
Auto Components 0.2%
Dana Corp.	31,900	408,001
Delphi Corp.	22,200	99,456
Goodyear Tire & Rubber Co.*	25,400	339,090
Johnson Controls, Inc.	7,600	423,776
Visteon Corp.	5,200	29,692
		1,300,015
Automobiles 0.1%
Ford Motor Co.	72,300	819,159
General Motors Corp.	600	17,634
Harley-Davidson, Inc.	700	40,432
		877,225
Distributors 0.0%
Genuine Parts Co.	6,900	300,081
Hotels Restaurants & Leisure 0.8%
Carnival Corp.	20,800	1,077,648
Darden Restaurants, Inc.	17,200	527,696
Harrah's Entertainment, Inc.	4,500	290,610
Hilton Hotels Corp.	15,200	339,720
Marriott International, Inc., "A"	7,900	528,194
McDonald's Corp.	50,200	1,563,228
Starbucks Corp.*	15,800	816,228
Starwood Hotels & Resorts Worldwide, Inc.	8,400	504,252
Wendy's International, Inc.	4,500	175,680
YUM! Brands, Inc.	11,500	595,815
		6,419,071
Household Durables 0.4%
Black & Decker Corp.	3,200	252,768
Centex Corp.	5,000	286,350
Fortune Brands, Inc.	5,700	459,591
KB Home	4,500	528,570
Leggett & Platt, Inc.	7,600	219,488
Maytag Corp.	3,100	43,307
Newell Rubbermaid, Inc.	10,900	239,146
Pulte Homes, Inc.	9,400	692,122
Snap-on, Inc.	2,300	73,117
The Stanley Works	3,000	135,810
Whirlpool Corp.	2,600	176,098
		3,106,367
Internet & Catalog Retail 0.2%
eBay, Inc.*	47,800	1,781,028
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,800	178,030
Eastman Kodak Co.	11,300	367,815
Hasbro, Inc.	6,600	134,970
Mattel, Inc.	16,500	352,275
		1,033,090
Media 2.0%
Clear Channel Communications, Inc.	1,900	65,493
Comcast Corp., "A"*	87,300	2,948,994
Dow Jones & Co., Inc.	2,800	104,636
Gannett Co., Inc.	1,800	142,344
Interpublic Group of Companies, Inc.*	16,700	205,076
Knight-Ridder, Inc.	3,000	201,750
McGraw-Hill Companies, Inc.	7,500	654,375
News Corp., "A"	113,800	1,925,496
Omnicom Group, Inc.	7,300	646,196
Time Warner, Inc.*	200,700	3,522,285
Univision Communications, Inc., "A"*	11,600	321,204
Viacom, Inc., "B"	67,300	2,344,059
Walt Disney Co.	80,800	2,321,384
		15,403,292
Multiline Retail 0.6%
Big Lots, Inc.*	4,500	54,090
Dillard's, Inc., "A"	2,800	75,320
Dollar General Corp.	11,900	260,729
Federated Department Stores, Inc.	6,700	426,388
Kohl's Corp.*	12,900	666,027
Nordstrom, Inc.	4,900	271,362
Sears Holdings Corp.	5,718	761,466
Target Corp.	35,300	1,765,706
		4,281,088
Specialty Retail 1.4%
AutoNation, Inc.*	26,900	509,486
AutoZone, Inc.*	2,700	231,390
Bed Bath & Beyond, Inc.*	11,900	434,826
Best Buy Co., Inc.	11,800	637,318
Circuit City Stores, Inc.	29,400	471,870
Home Depot, Inc.	86,700	3,315,408
Limited Brands, Inc.	15,100	366,930
Lowe's Companies, Inc.	36,500	2,083,785
Office Depot, Inc.*	27,500	609,950
Sherwin-Williams Co.	5,000	219,950
Staples, Inc.	19,600	616,028
The Gap, Inc.	29,000	633,360
TJX Companies, Inc.	19,000	467,970
Toys "R" Us, Inc.*	8,500	218,960
		10,817,231
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	13,600	770,168
Jones Apparel Group, Inc.	4,800	160,752
Liz Claiborne, Inc.	4,300	172,559
NIKE, Inc., "B"	9,000	749,790
Reebok International Ltd.	10,000	443,000
VF Corp.	9,800	579,572
		2,875,841
Consumer Staples 5.4%
Beverages 1.2%
Anheuser-Busch Companies, Inc.	30,700	1,454,873
Brown-Forman Corp., "B"	3,500	191,625
Coca-Cola Co.	89,500	3,729,465
Molson Coors Brewing Co., "B"	6,600	509,322
Pepsi Bottling Group, Inc.	7,800	217,230
PepsiCo, Inc.	66,300	3,515,889
		9,618,404
Food & Staples Retailing 1.4%
Albertsons, Inc.	14,600	301,490
Costco Wholesale Corp.	4,000	176,720
CVS Corp.	15,800	831,396
Kroger Co.*	29,000	464,870
Safeway, Inc.*	17,700	327,981
Sysco Corp.	6,700	239,860
Wal-Mart Stores, Inc.	133,800	6,704,718
Walgreen Co.	40,300	1,790,126
		10,837,161
Food Products 0.6%
Archer-Daniels-Midland Co.	24,600	604,668
Campbell Soup Co.	12,900	374,358
ConAgra Foods, Inc.	20,400	551,208
General Mills, Inc.	14,400	707,760
H.J. Heinz Co.	13,800	508,392
Hershey Foods Corp.	8,600	519,956
Kellogg Co.	13,800	597,126
Sara Lee Corp.	31,200	691,392
		4,554,860
Household Products 1.0%
Clorox Co.	6,100	384,239
Colgate-Palmolive Co.	20,800	1,085,136
Kimberly-Clark Corp.	19,000	1,248,870
Procter & Gamble Co.	99,600	5,278,800
		7,997,045
Personal Products 0.4%
Avon Products, Inc.	18,600	798,684
Gillette Co.	39,100	1,973,768
		2,772,452
Tobacco 0.8%
Altria Group, Inc.	87,000	5,688,930
Reynolds American, Inc.	4,600	370,714
UST, Inc.	6,600	341,220
		6,400,864
Energy 5.1%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	13,400	596,166
BJ Services Co.	6,400	332,032
Halliburton Co.	4,800	207,600
Nabors Industries Ltd.*	11,400	674,196
National-Oilwell, Inc.*	13,800	644,460
Noble Corp.	10,000	562,100
Rowan Companies, Inc.	13,000	389,090
Schlumberger Ltd.	23,200	1,635,136
Transocean, Inc.*	19,700	1,013,762
		6,054,542
Oil & Gas 4.3%
Amerada Hess Corp.	3,400	327,114
Anadarko Petroleum Corp.	13,900	1,057,790
Apache Corp.	12,900	789,867
Burlington Resources, Inc.	15,300	766,071
ChevronTexaco Corp.	68,500	3,994,235
ConocoPhillips	30,700	3,310,688
Devon Energy Corp.	18,900	902,475
El Paso Corp.	25,400	268,732
EOG Resources, Inc.	16,900	823,706
ExxonMobil Corp.	257,900	15,370,840
Kerr-McGee Corp.	6,400	501,312
Kinder Morgan, Inc.	4,300	325,510
Marathon Oil Corp.	13,700	642,804
Occidental Petroleum Corp.	15,700	1,117,369
Sunoco, Inc.	6,100	631,472
Unocal Corp.	10,700	660,083
Valero Energy Corp.	14,800	1,084,396
Williams Companies, Inc.	22,500	423,225
XTO Energy, Inc.	13,667	448,814
		33,446,503
Financials 10.8%
Banks 3.4%
AmSouth Bancorp.	14,100	365,895
Bank of America Corp.	160,000	7,056,000
BB&T Corp.	21,700	848,036
Comerica, Inc.	6,700	369,036
Compass Bancshares, Inc.	4,900	222,460
Fifth Third Bancorp.	5,400	232,092
First Horizon National Corp.	5,800	236,582
Golden West Financial Corp.	11,200	677,600
KeyCorp	16,000	519,200
M&T Bank Corp.	3,900	398,034
Marshall & Ilsley Corp.	8,200	342,350
National City Corp.	33,700	1,128,950
North Fork Bancorp., Inc.	18,572	515,187
PNC Financial Services Group	11,200	576,576
Regions Financial Corp.	18,400	596,160
Sovereign Bancorp, Inc.	14,800	327,968
SunTrust Banks, Inc.	13,400	965,738
Synovus Financial Corp.	12,300	342,678
US Bancorp.	73,200	2,109,624
Wachovia Corp.	62,600	3,186,966
Washington Mutual, Inc.	34,500	1,362,750
Wells Fargo & Co.	67,000	4,006,600
Zions Bancorp.	3,500	241,570
		26,628,052
Capital Markets 1.6%
Bank of New York Co., Inc.	30,700	891,835
Bear Stearns Companies, Inc.	7,900	789,210
E*TRADE Financial Corp.*	35,900	430,800
Federated Investors, Inc., "B"	3,800	107,578
Franklin Resources, Inc.	12,700	871,855
Janus Capital Group, Inc.	9,300	129,735
Lehman Brothers Holdings, Inc.	14,600	1,374,736
Mellon Financial Corp.	16,700	476,618
Merrill Lynch & Co., Inc.	36,700	2,077,220
Morgan Stanley	50,000	2,862,500
T. Rowe Price Group, Inc.	4,900	290,962
The Goldman Sachs Group, Inc.	20,800	2,287,792
		12,590,841
Consumer Finance 0.7%
American Express Co.	46,400	2,383,568
Capital One Financial Corp.	9,800	732,746
MBNA Corp.	50,400	1,237,320
Providian Financial Corp.*	11,700	200,772
SLM Corp.	17,000	847,280
		5,401,686
Diversified Financial Services 2.5%
CIT Group, Inc.	8,300	315,400
Citigroup, Inc.	192,000	8,628,480
Countrywide Financial Corp.	22,900	743,334
Fannie Mae	38,200	2,079,990
Freddie Mac	27,100	1,712,720
JPMorgan Chase & Co.	122,200	4,228,120
MGIC Investment Corp.	3,800	234,346
Moody's Corp.	9,600	776,256
Principal Financial Group, Inc.	11,800	454,182
		19,172,828
Insurance 2.2%
ACE Ltd.	11,200	462,224
AFLAC, Inc.	19,900	741,474
Allstate Corp.	26,800	1,448,808
Ambac Financial Group, Inc.	4,300	321,425
American International Group, Inc.	102,800	5,696,148
Aon Corp.	12,500	285,500
Chubb Corp.	7,600	602,452
Cincinnati Financial Corp.	14,100	614,901
Hartford Financial Services Group, Inc.	11,700	802,152
Lincoln National Corp.	6,900	311,466
Loews Corp.	11,000	808,940
MetLife, Inc.	29,000	1,133,900
Progressive Corp.	11,700	1,073,592
Prudential Financial, Inc.	26,700	1,532,580
Safeco Corp.	5,000	243,550
The St. Paul Travelers Companies, Inc.	3,000	110,190
Torchmark Corp.	4,200	219,240
UnumProvident Corp.	11,800	200,836
XL Capital Ltd., "A"	5,500	398,035
		17,007,413
Real Estate 0.4%
Apartment Investment & Management Co., "A" (REIT)	3,700	137,640
Archstone-Smith Trust, (REIT)	17,900	610,569
Equity Office Properties Trust, (REIT)	15,900	479,067
Equity Residential, (REIT)	22,000	708,620
Plum Creek Timber Co., Inc., (REIT)	7,300	260,610
ProLogis, (REIT)	7,300	270,830
Simon Property Group, Inc., (REIT)	8,800	533,104
		3,000,440
Health Care 7.3%
Biotechnology 0.7%
Amgen, Inc.*	49,500	2,881,395
Applera Corp. — Applied Biosystems Group	7,800	153,972
Biogen Idec, Inc.*	13,100	452,081
Chiron Corp.*	5,800	203,348
Genzyme Corp.*	15,700	898,668
Gilead Sciences, Inc.*	17,100	612,180
MedImmune, Inc.*	24,100	573,821
		5,775,465
Health Care Equipment & Supplies 1.3%
Bausch & Lomb, Inc.	2,100	153,930
Baxter International, Inc.	24,400	829,112
Becton, Dickinson & Co.	15,800	923,036
Boston Scientific Corp.*	30,000	878,700
C.R. Bard, Inc.	9,300	633,144
Fisher Scientific International, Inc.*	10,364	589,919
Guidant Corp.	12,700	938,530
Hospira, Inc.*	6,100	196,847
Medtronic, Inc.	47,800	2,435,410
Millipore Corp.*	2,000	86,800
PerkinElmer, Inc.	5,200	107,276
St. Jude Medical, Inc.*	14,300	514,800
Stryker Corp.	14,800	660,228
Thermo Electron Corp.*	6,300	159,327
Waters Corp.*	4,700	168,213
Zimmer Holdings, Inc.*	14,000	1,089,340
		10,364,612
Health Care Providers & Services 1.6%
Aetna, Inc.	11,600	869,420
AmerisourceBergen Corp.	4,400	252,076
Cardinal Health, Inc.	17,100	954,180
Caremark Rx, Inc.*	26,600	1,058,148
CIGNA Corp.	5,200	464,360
Express Scripts, Inc.*	7,100	619,049
HCA, Inc.	16,300	873,191
Health Management Associates, Inc., "A"	9,600	251,328
Humana, Inc.*	6,400	204,416
IMS Health, Inc.	9,200	224,388
Laboratory Corp. of America Holdings*	5,300	255,460
Manor Care, Inc.	3,400	123,624
McKesson Corp.	11,700	441,675
Medco Health Solutions, Inc.*	10,900	540,313
Quest Diagnostics, Inc.	3,600	378,468
Tenet Healthcare Corp.*	49,400	569,582
UnitedHealth Group, Inc.	25,300	2,413,114
WellPoint, Inc.*	13,200	1,654,620
		12,147,412
Pharmaceuticals 3.7%
Abbott Laboratories	47,400	2,209,788
Allergan, Inc.	5,200	361,244
Bristol-Myers Squibb Co.	77,200	1,965,512
Eli Lilly & Co.	32,700	1,703,670
Forest Laboratories, Inc.*	13,800	509,910
Johnson & Johnson	117,400	7,884,584
King Pharmaceuticals, Inc.*	9,500	78,945
Merck & Co., Inc.	87,200	2,822,664
Pfizer, Inc.	270,300	7,100,781
Schering-Plough Corp.	58,300	1,058,145
Watson Pharmaceuticals, Inc.*	12,400	381,052
Wyeth	52,800	2,227,104
		28,303,399
Industrials 6.6%
Aerospace & Defense 1.3%
Boeing Co.	38,900	2,274,094
General Dynamics Corp.	7,900	845,695
Goodrich Corp.	4,700	179,963
Honeywell International, Inc.	33,600	1,250,256
L-3 Communications Holdings, Inc.	9,300	660,486
Lockheed Martin Corp.	15,800	964,748
Northrop Grumman Corp.	14,200	766,516
Raytheon Co.	17,900	692,730
United Technologies Corp.	20,200	2,053,532
		9,688,020
Air Freight & Logistics 0.6%
FedEx Corp.	11,900	1,118,005
Ryder System, Inc.	10,500	437,850
United Parcel Service, Inc., "B"	44,200	3,215,108
		4,770,963
Airlines 0.1%
Delta Air Lines, Inc.*	5,600	22,680
Southwest Airlines Co.	29,100	414,384
		437,064
Building Products 0.1%
American Standard Companies, Inc.	7,100	330,008
Masco Corp.	17,700	613,659
		943,667
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.*	10,700	78,217
Apollo Group, Inc., "A"*	6,600	488,796
Avery Dennison Corp.	9,600	594,528
Cendant Corp.	41,700	856,518
Cintas Corp.	5,900	243,729
Equifax, Inc.	5,300	162,657
Monster Worldwide, Inc.*	4,700	131,835
Pitney Bowes, Inc.	9,100	410,592
R.R. Donnelley & Sons Co.	19,400	613,428
Robert Half International, Inc.	6,400	172,544
Waste Management, Inc.	22,500	649,125
		4,401,969
Electrical Equipment 0.2%
American Power Conversion Corp.	7,100	185,381
Cooper Industries, Ltd., "A"	3,700	264,624
Emerson Electric Co.	16,600	1,077,838
Rockwell Automation, Inc.	6,900	390,816
		1,918,659
Industrial Conglomerates 2.7%
3M Co.	30,500	2,613,545
General Electric Co.	418,600	15,094,716
Textron, Inc.	5,300	395,486
Tyco International Ltd.	79,500	2,687,100
		20,790,847
Machinery 0.7%
Caterpillar, Inc.	6,700	612,648
Cummins, Inc.	5,200	365,820
Danaher Corp.	10,900	582,169
Deere & Co.	400	26,852
Eaton Corp.	11,100	725,940
Illinois Tool Works, Inc.	10,800	966,924
Ingersoll-Rand Co., "A"	6,900	549,585
ITT Industries, Inc.	3,600	324,864
Navistar International Corp.*	2,600	94,640
PACCAR, Inc.	6,900	499,491
Parker-Hannifin Corp.	9,800	597,016
		5,345,949
Road & Rail 0.3%
Burlington Northern Santa Fe Corp.	14,900	803,557
CSX Corp.	8,500	354,025
Norfolk Southern Corp.	15,800	585,390
Union Pacific Corp.	10,300	717,910
		2,460,882
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	3,300	205,491
Information Technology 8.4%
Communications Equipment 1.3%
ADC Telecommunications, Inc.*	32,000	63,680
Andrew Corp.*	6,400	74,944
Avaya, Inc.*	18,900	220,752
CIENA Corp.*	22,600	38,872
Cisco Systems, Inc.*	255,300	4,567,317
Comverse Technologies, Inc.*	7,800	196,716
Corning, Inc.*	87,000	968,310
JDS Uniphase Corp.*	57,100	95,357
Lucent Technologies, Inc.*	175,000	481,250
Motorola, Inc.	54,300	812,871
QUALCOMM, Inc.	65,000	2,382,250
Scientific-Atlanta, Inc.	6,000	169,320
Tellabs, Inc.*	18,200	132,860
		10,204,499
Computers & Peripherals 2.2%
Apple Computer, Inc.*	40,300	1,679,301
Dell, Inc.*	106,000	4,072,520
EMC Corp.*	122,900	1,514,128
Gateway, Inc.*	11,900	47,957
Hewlett-Packard Co.	82,200	1,803,468
International Business Machines Corp.	64,400	5,884,872
Lexmark International, Inc., "A"*	5,000	399,850
NCR Corp.*	7,300	246,302
Network Appliance, Inc.*	14,500	401,070
QLogic Corp.*	9,900	400,950
Sun Microsystems, Inc.*	133,400	538,936
		16,989,354
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	17,000	377,400
Jabil Circuit, Inc.*	7,200	205,344
Sanmina-SCI Corp.*	20,600	107,532
Solectron Corp.*	38,400	133,248
Symbol Technologies, Inc.	9,600	139,104
Tektronix, Inc.	3,500	85,855
		1,048,483
Internet Software & Services 0.2%
Yahoo!, Inc.*	51,500	1,745,850
IT Consulting & Services 0.7%
Affiliated Computer Services, Inc., "A"*	11,500	612,260
Automatic Data Processing, Inc.	23,000	1,033,850
Computer Sciences Corp.*	7,600	348,460
Convergys Corp.*	5,700	85,101
Electronic Data Systems Corp.	20,400	421,668
First Data Corp.	31,700	1,246,127
Fiserv, Inc.*	16,600	660,680
Paychex, Inc.	14,100	462,762
Sabre Holdings Corp.	5,200	113,776
SunGard Data Systems, Inc.*	11,400	393,300
Unisys Corp.*	13,300	93,898
		5,471,882
Office Electronics 0.1%
Xerox Corp.*	37,800	572,670
Semiconductors & Semiconductor Equipment 1.6%
Advanced Micro Devices, Inc.*	31,400	506,168
Altera Corp.*	27,900	551,862
Applied Materials, Inc.*	81,300	1,321,125
Applied Micro Circuits Corp.*	12,200	40,138
Broadcom Corp., "A"*	11,500	344,080
Freescale Semiconductor, Inc., "B"*	15,912	274,482
Intel Corp.	246,000	5,714,580
Linear Technology Corp.	12,200	467,382
LSI Logic Corp.*	57,900	323,661
Micron Technology, Inc.*	24,300	251,262
National Semiconductor Corp.	14,000	288,540
Novellus Systems, Inc.*	14,900	398,277
NVIDIA Corp.*	6,600	156,816
PMC-Sierra, Inc.*	7,100	62,480
Teradyne, Inc.*	7,700	112,420
Texas Instruments, Inc.	68,000	1,733,320
		12,546,593
Software 2.2%
Adobe Systems, Inc.	9,600	644,832
Autodesk, Inc.	9,000	267,840
BMC Software, Inc.*	8,800	132,000
Citrix Systems, Inc.*	6,800	161,976
Computer Associates International, Inc.	21,000	569,100
Compuware Corp.*	60,700	437,040
Electronic Arts, Inc.*	12,200	631,716
Intuit, Inc.*	7,300	319,521
Mercury Interactive Corp.*	10,600	502,228
Microsoft Corp.	399,600	9,658,332
Novell, Inc.*	15,000	89,400
Oracle Corp.*	177,500	2,215,200
Parametric Technology Corp.*	10,700	59,813
Siebel Systems, Inc.*	20,300	185,339
Symantec Corp.*	28,000	597,240
VERITAS Software Corp.*	16,700	387,774
		16,859,351
Materials 1.6%
Chemicals 1.0%
Air Products & Chemicals, Inc.	9,000	569,610
Dow Chemical Co.	37,700	1,879,345
E.I. du Pont de Nemours & Co.	39,400	2,018,856
Eastman Chemical Co.	3,000	177,000
Ecolab, Inc.	8,800	290,840
Engelhard Corp.	4,800	144,144
Hercules, Inc.*	4,400	63,712
International Flavors & Fragrances, Inc.	3,500	138,250
Monsanto Co.	10,500	677,250
PPG Industries, Inc.	6,900	493,488
Praxair, Inc.	12,700	607,822
Rohm & Haas Co.	7,700	369,600
Sigma-Aldrich Corp.	2,700	165,375
		7,595,292
Construction Materials 0.0%
Vulcan Materials Co.	4,000	227,320
Containers & Packaging 0.2%
Ball Corp.	12,000	497,760
Bemis Co., Inc.	4,200	130,704
Pactiv Corp.*	5,900	137,765
Sealed Air Corp.*	9,900	514,206
Temple-Inland, Inc.	2,300	166,865
		1,447,300
Metals & Mining 0.2%
Alcoa, Inc.	13,500	410,265
Freeport-McMoRan Copper & Gold, Inc., "B"*	15,800	625,838
Newmont Mining Corp.	2,300	97,175
Nucor Corp.	6,300	362,628
United States Steel Corp.	4,500	228,825
		1,724,731
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	10,200	361,998
International Paper Co.	2,300	84,617
MeadWestvaco Corp.	18,500	588,670
		1,035,285
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.6%
ALLTEL Corp.	18,100	992,785
AT&T Corp.	31,700	594,375
BellSouth Corp.	72,300	1,900,767
CenturyTel, Inc.	5,300	174,052
Citizens Communications Co.	13,300	172,102
Qwest Communications International, Inc.*	66,000	244,200
SBC Communications, Inc.	130,400	3,089,176
Sprint Corp.	73,500	1,672,125
Verizon Communications, Inc.	109,400	3,883,700
		12,723,282
Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., "A"*	44,500	1,264,690
Utilities 1.9%
Electric Utilities 1.2%
Allegheny Energy, Inc.*	5,500	113,630
Ameren Corp.	7,700	377,377
American Electric Power Co.	15,100	514,306
CenterPoint Energy, Inc.	11,400	137,142
Cinergy Corp.	7,600	307,952
Consolidated Edison, Inc.	9,500	400,710
DTE Energy Co.	6,900	313,812
Edison International	22,700	788,144
Entergy Corp.	8,400	593,544
Exelon Corp.	7,300	334,997
FirstEnergy Corp.	21,300	893,535
FPL Group, Inc.	15,500	622,325
PG&E Corp.*	14,200	484,220
Pinnacle West Capital Corp.	3,600	153,036
PPL Corp.	7,500	404,925
Progress Energy, Inc.	9,800	411,110
Southern Co.	29,300	932,619
TECO Energy, Inc.	8,200	128,576
TXU Corp.	13,800	1,098,894
Xcel Energy, Inc.	15,800	271,444
		9,282,298
Gas Utilities 0.1%
KeySpan Corp.	6,400	249,408
Nicor, Inc.	1,800	66,762
NiSource, Inc.	10,700	243,853
Peoples Energy Corp.	1,500	62,880
		622,903
Multi-Utilities 0.6%
AES Corp.*	46,400	760,032
Calpine Corp.*	21,100	59,080
CMS Energy Corp.*	27,300	355,992
Constellation Energy Group, Inc.	7,000	361,900
Dominion Resources, Inc.	13,400	997,362
Duke Energy Corp.	37,000	1,036,370
Dynegy, Inc., "A"*	13,100	51,221
Public Service Enterprise Group, Inc.	9,400	511,266
Sempra Energy	9,400	374,496
		4,507,719
Total Common Stocks (Cost $373,216,959)		427,101,321
#	Principal Amount ($)	Value ($)

Corporate Bonds 5.9%
Consumer Discretionary 0.5%
Auburn Hills Trust, 12.375%, 5/1/2020	113,000	169,229
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	2,035,000	2,418,054
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	195,000	219,613
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	978,000	973,369
		3,780,265
Energy 0.2%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	500,000	579,581
Enterprise Products Operating LP:
144A, 5.0%, 3/1/2015	457,000	428,410
7.5%, 2/1/2011	535,000	591,027
Pemex Project Funding Master Trust, 144A, 4.31%**, 6/15/2010	90,000	91,800
		1,690,818
Financials 3.0%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,176,534
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	860,000	816,934
Series H, 4.625%, 9/1/2010	1,345,000	1,329,877
Duke Capital LLC, 4.302%, 5/18/2006	1,357,000	1,359,035
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,260,000	1,203,396
6.875%, 2/1/2006	3,288,000	3,332,710
General Electric Capital Corp., Series A, 4.875%, 3/4/2015	700,000	684,227
General Motors Acceptance Corp.:
5.625%, 5/15/2009	384,000	350,313
6.75%, 1/15/2006	1,164,000	1,172,105
6.875%, 9/15/2011	510,000	461,469
Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	880,000	846,440
5.125%, 1/15/2015	550,000	536,973
HSBC Bank USA, 5.875%, 11/1/2034	810,000	815,333
HSBC Finance Corp., 4.125%, 3/11/2008	755,000	749,259
JPMorgan Capital XV, 5.875%, 3/15/2035	1,725,000	1,665,850
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	1,260,000	1,221,066
Morgan Stanley, 4.0%, 1/15/2010	884,000	851,024
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	785,000	860,669
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	865,000	933,237
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	602,000	651,485
		23,017,936
Health Care 0.3%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,895,000	2,155,796
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	118,879	127,087
D.R. Horton, Inc., 5.25%, 2/15/2015	1,355,000	1,237,964
K Hovnanian Enterprises, Inc., 144A, 6.25%, 1/15/2015	740,000	708,230
		2,073,281
Materials 0.4%
Georgia-Pacific Corp.:
7.75%, 11/15/2029	745,000	812,050
8.875%, 5/15/2031	380,000	457,900
Lubrizol Corp., 6.5%, 10/1/2034	1,587,000	1,657,720
Newmont Mining Corp., 5.875%, 4/1/2035	690,000	676,147
		3,603,817
Telecommunication Services 0.2%
Anixter International, Inc., 5.95%, 3/1/2015	110,000	108,651
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	925,000	959,367
SBC Communications, Inc.:
5.1%, 9/15/2014	95,000	92,595
5.625%, 6/15/2016	385,000	386,520
		1,547,133
Utilities 1.0%
Consumers Energy Co., 6.25%, 9/15/2006	1,885,000	1,937,940
Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/2011	2,605,000	2,817,961
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,870,130
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	991,818
		7,617,849
Total Corporate Bonds (Cost $45,002,580)		45,486,895

Foreign Bonds — US$ Denominated 3.4%
Energy 0.5%
Eastern Energy Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,304,507
Nexen, Inc., 5.875%, 3/10/2035	700,000	669,536
		3,974,043
Financials 1.2%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	295,553	303,240
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	277,000	362,275
Korea First Bank, 144A, 5.75%, 3/10/2013 (d)	499,000	514,092
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,875,000	2,841,662
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	1,248,335	1,326,643
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	345,000	340,526
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	1,715,000	1,671,296
144A, 5.125%, 11/15/2014	1,775,000	1,748,329
		9,108,063
Industrials 0.9%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	2,690,000	3,035,073
Tyco International Group SA:
6.75%, 2/15/2011	2,318,000	2,511,743
6.875%, 1/15/2029	587,000	657,970
7.0%, 6/15/2028	563,000	639,099
		6,843,885
Materials 0.3%
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,125,000	1,220,293
Stora Enso Oyj, 7.375%, 5/15/2011 (d)	1,110,000	1,250,626
		2,470,919
Sovereign Bonds 0.1%
United Mexican States:
Series A, 6.75%, 9/27/2034 (d)	965,000	941,840
8.375%, 1/14/2011	70,000	79,660
		1,021,500
Telecommunication Services 0.4%
America Movil SA de CV, Series L, 5.75%, 1/15/2015	750,000	724,915
British Telecommunications PLC, 8.875%, 12/15/2030	1,210,000	1,612,311
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	875,000	838,168
		3,175,394
Total Foreign Bonds — US$ Denominated (Cost $25,685,484)		26,593,804

Asset Backed 2.3%
Automobile Receivables 0.7%
Drive Auto Receivables Trust:
"A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,515,000	1,500,207
"A4", Series 2002-1, 144A, 4.09%, 1/15/2008	1,265,000	1,268,690
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	1,909,253	1,907,758
"A4", Series 2001-4, 4.92%, 8/15/2007	533,513	535,649
"B", Series 2002-1, 5.37%, 1/15/2010	410,626	411,796
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	70,894	70,894
		5,694,994
Credit Card Receivables 0.2%
Capital One Multi-Asset Execution Trust, "B1", Series 2005-B1, 4.9%, 12/15/2017	1,365,000	1,354,763
Home Equity Loans 1.4%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,409,456	1,465,801
Centex Home Equity, "AF6", Series 2004-D, 4.67%, 9/25/2034	1,260,000	1,238,848
First Franklin Mortgage Loan Trust NIM, "N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	2,356,314	2,357,728
Master ABS NIM Trust, "N1", Series 2005-CI8A, 144A, 4.702%, 2/26/2035	2,794,436	2,793,563
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	2,717,000	2,717,849
Novastar NIM Trust, "NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	18,067	18,065
		10,591,854
Manufactured Housing Receivables 0.0%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	473,780	474,042
Total Asset Backed (Cost $18,209,459)		18,115,653

US Government Agency Sponsored Pass-Throughs 3.9%
Federal Home Loan Mortgage Corp., 6.0%, 10/1/2033	793,586	812,465
Federal National Mortgage Association:
4.5% with various maturities from 4/1/2018 until 1/1/2033 (g) (i)	3,808,133	3,686,323
5.0% with maturities of 3/1/2034 (i)	2,554,762	2,504,945
5.5% with various maturities from 7/1/2024 until 11/1/2034 (g) (i)	12,600,984	12,665,070
5.732%, 9/1/2014	2,808,210	2,955,730
6.0% with various maturities from 1/1/2024 until 4/1/2024	3,308,082	3,402,814
6.468%, 6/1/2009	1,815,338	1,909,208
6.5%, 11/1/2033	964,614	1,001,486
7.13%, 1/1/2012	1,125,096	1,167,924
9.0%, 11/1/2030	157,471	173,929
Total US Government Agency Sponsored Pass-Throughs (Cost $30,400,920)		30,279,894

Commercial and Non-Agency Mortgage-Backed Securities 2.2%
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,205,266	2,288,652
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	511,757	518,782
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	982,391	1,027,527
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	830,398	873,298
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	620,655	649,519
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	532,255	544,860
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,352,356	1,347,977
"8A1", Series 2003-6, 5.5%, 7/25/2033	949,099	944,057
Morgan Stanley Capital I, "C", Series 1997-ALIC, 6.84%, 1/15/2028	1,856,681	1,883,827
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	1,595,983	1,595,977
TIAA Real Estate CDO Ltd., "A2", Series 2001-C1A, 144A, 6.3%, 6/19/2021	14,056	14,672
Washington Mutual:
"A6", Series 2004-AR4, 3.808%, 6/25/2034	1,410,000	1,363,438
"A6", Series 2004-AR5, 3.858%, 6/25/2034	1,475,000	1,426,520
"A6", Series 2003-AR10, 4.076%, 10/25/2033	2,130,000	2,095,362
"4A1", Series 2002-S7, 4.5%, 11/25/2032	163,676	163,667
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $17,029,811)		16,738,135

Collateralized Mortgage Obligations 8.9%
Fannie Mae Grantor Trust:
"A2", Series 2002-T16, 7.0%, 7/25/2042	1,056,658	1,104,141
"A2", Series 2002-T19, 7.0%, 7/25/2042	1,007,411	1,053,111
Fannie Mae Whole Loan:
"1A3", Series 2003-W18, 4.732%, 8/25/2043	1,241,175	1,242,859
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,270,000	1,269,363
"A23", Series 2004-W10, 5.0%, 8/25/2034	2,055,000	2,060,166
"2A", Series 2003-W8, 7.0%, 10/25/2042	1,381,695	1,444,592
"2A", Series 2002-W1, 7.5%, 2/25/2042	905,159	951,992
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,249,743	1,322,285
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,399,000	1,387,970
"PY", Series 2726, 3.5%, 4/15/2026	1,770,000	1,756,233
"PX", Series 2628, 4.0%, 10/15/2016	2,025,000	1,979,035
"PB" , Series 2727, 4.25%, 4/15/2023	2,315,000	2,294,958
"LC", Series 2682, 4.5%, 7/15/2032	1,890,000	1,802,050
"TG", Series 2690, 4.5%, 4/15/2032	1,220,000	1,162,777
"HG", Series 2543, 4.75%, 9/15/2028	1,064,385	1,066,132
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,282,602
"EG", Series 2836, 5.0%, 12/15/2032	2,685,000	2,619,536
"JD", Series 2778, 5.0%, 12/15/2032	4,015,000	3,923,753
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	2,019,414
"PD", Series 2783, 5.0%, 1/15/2033	1,300,000	1,270,037
"PE", Series 2777, 5.0%, 4/15/2033	2,765,000	2,709,209
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,035,244
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,529,280
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,768,487
"BD", Series 2453, 6.0%, 5/15/2017	1,000,000	1,031,700
"3A", Series T-41, 7.5%, 7/25/2032	1,750,355	1,843,002
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	627,455	625,173
"TU", Series 2003-122, 4.0%, 5/25/2016	1,690,000	1,684,005
"NE", Series 2004-52, 4.5%, 7/25/2033	1,309,000	1,241,024
"QG", Series 2004-29, 4.5%, 12/25/2032	1,450,000	1,379,949
"UK", Series 2003-9, 4.5%, 11/25/2016	399,158	398,748
"WB", Series 2003-106, 4.5%, 10/25/2015	1,860,000	1,860,520
"A2", Series 2002-W10, 4.7%, 8/25/2042	5,955	5,943
"2A3", Series 2003-W15, 4.71%, 8/25/2043	1,883,252	1,884,628
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,255,130
"KH", Series 2003-92, 5.0%, 3/25/2032	1,230,000	1,203,255
"ME", Series 2005-14, 5.0%, 10/25/2033	2,650,000	2,579,578
"MC", Series 2002-56, 5.5%, 9/25/2017	1,000,524	1,013,685
"MG", Series 2002-2, 6.0%, 2/25/2017	2,605,359	2,688,890
"VD", Series 2002-56, 6.0%, 4/25/2020	44,566	45,282
"A2", Series 1998-M1, 6.25%, 1/25/2008	1,122,043	1,161,469
"1A2", Series 2003-W3, 7.0%, 8/25/2042	608,642	636,135
"A2", Series 2002-T4, 7.0%, 12/25/2041	1,286,525	1,343,062
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,304,000	1,285,553
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,906,972
Total Collateralized Mortgage Obligations (Cost $69,816,383)		69,128,929

Municipal Investments 2.4%
California, Urban Industrial Development Agency, Series 1A, 4.5%, 5/1/2010 (f)	2,550,000	2,515,192
Delaware River, DE, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	930,000	978,323
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (f)	880,000	903,197
Illinois, State General Obligation, 4.95%, 6/1/2023	1,670,000	1,616,042
Kentucky, Multi-Family Housing Revenue, Housing Assistance Corp., Series B, 7.2%, 2/1/2006	65,000	65,148
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	3,155,000	3,284,166
Mount Laurel Township, NJ, Municipal Utitlities Authority, Utilities System Revenue, Series B, 3.9%, 7/1/2010 (f)	950,000	914,517
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation Series C, 5.81%, 9/1/2019 (f)	2,300,000	2,350,899
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Series T, 6.6%, 7/1/2015	1,985,000	2,144,654
Washington, Economic Development Financial Authority, Economic Development Revenue,CSC Tacoma LLC Project Series A, 3.8%, 10/1/2011 (f)	1,105,000	1,047,297
Washington, Economic Development Financial Authority, Economic Development Revenue,CSC Tacoma LLC Project Series A, 2.5%, 10/1/2007 (f)	3,130,000	3,001,169
Total Municipal Investments (Cost $18,719,839)		18,820,604

Government National Mortgage Association 0.6%
Government National Mortgage Association:
6.0% with various maturities from 10/15/2033 until 9/15/2034 (Cost $4,239,324)	4,100,204	4,212,519

US Government Backed 5.7%
US Treasury Bills:
2.356%, 4/21/2005 (h)	5,310,000	5,303,186
2.869%***, 7/14/2005 (h)	415,000	411,710
US Treasury Bond, 6.0%, 2/15/2026 (d)	5,888,000	6,735,548
US Treasury Notes:
2.75%, 6/30/2006 (d)	9,410,000	9,315,166
3.0%, 2/15/2009 (d)	484,000	465,453
3.625%, 7/15/2009 (d)	20,843,000	20,439,980
3.875%, 2/15/2013	594,000	573,372
5.0%, 8/15/2011 (d)	844,000	876,837
Total US Government Backed (Cost $44,203,723)		44,121,252
#	Shares	Value ($)

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 2.83% (c) (e) (Cost $35,195,744)	35,195,744	35,195,744

Cash Equivalents 7.9%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $61,479,890)	61,479,890	61,479,890
#	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $743,200,116) (a)	102.9	797,274,640
Other Assets and Liabilities, Net	(2.9)	(22,205,519)
Net Assets	100.0	775,069,121

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $762,837,827. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $34,436,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,683,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,247,128.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $34,676,970, which is 4.5% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.1%
FSA	Financial Security Assurance, Inc.	0.1%
MBIA	Municipal Bond Insurance Association	1.4%
XLCA	XL Capital Assurance	0.3%

(g) Mortgage dollar rolls included.

(h) At March 31, 2005 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

(i) When-issued or forward delivery pools included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At March 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
Share Price Index 200	6/16/2005	70	5,753,248	5,577,742	(175,506)
S&P 500 Index	6/16/2005	29	8,739,637	8,583,275	(156,362)
EOE Dutch Stock Index	4/15/2005	96	9,234,057	9,177,808	(56,249)
Topix Index	6/9/2005	248	27,475,112	27,302,434	(172,678)
Total net unrealized depreciation					(560,795)

At March 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Notes	6/21/2005	725	80,055,696	79,217,578	838,118

The accompanying notes are an integral part of the financial statements.

Scudder Lifecycle Mid Range Fund	Shares	Value ($)

Common Stocks 34.4%
Consumer Discretionary 3.9%
Auto Components 0.1%
Dana Corp.	1,200	15,348
Delphi Corp.	800	3,584
Goodyear Tire & Rubber Co.*	900	12,015
Johnson Controls, Inc.	300	16,728
Visteon Corp.	200	1,142
		48,817
Automobiles 0.1%
Ford Motor Co.	2,600	29,458
Distributors 0.0%
Genuine Parts Co.	300	13,047
Hotels Restaurants & Leisure 0.5%
Carnival Corp.	800	41,448
Darden Restaurants, Inc.	600	18,408
Harrah's Entertainment, Inc.	200	12,916
Hilton Hotels Corp.	600	13,410
Marriott International, Inc., "A"	300	20,058
McDonald's Corp.	1,800	56,052
Starbucks Corp.*	600	30,996
Starwood Hotels & Resorts Worldwide, Inc.	300	18,009
Wendy's International, Inc.	200	7,808
YUM! Brands, Inc.	400	20,724
		239,829
Household Durables 0.2%
Black & Decker Corp.	100	7,899
Centex Corp.	200	11,454
Fortune Brands, Inc.	200	16,126
KB Home	200	23,492
Leggett & Platt, Inc.	300	8,664
Maytag Corp.	100	1,397
Newell Rubbermaid, Inc.	400	8,776
Pulte Homes, Inc.	300	22,089
Snap-on, Inc.	100	3,179
The Stanley Works	100	4,527
Whirlpool Corp.	100	6,773
		114,376
Internet & Catalog Retail 0.1%
eBay, Inc.*	1,700	63,342
Leisure Equipment & Products 0.1%
Brunswick Corp.	100	4,685
Eastman Kodak Co.	400	13,020
Hasbro, Inc.	200	4,090
Mattel, Inc.	600	12,810
		34,605
Media 1.3%
Clear Channel Communications, Inc.	100	3,447
Comcast Corp., "A"*	3,200	108,096
Dow Jones & Co., Inc.	100	3,737
Gannett Co., Inc.	100	7,908
Interpublic Group of Companies, Inc.*	600	7,368
Knight-Ridder, Inc.	100	6,725
McGraw-Hill Companies, Inc.	300	26,175
News Corp., "A"	4,200	71,064
Omnicom Group, Inc.	300	26,556
Time Warner, Inc.*	7,300	128,115
Univision Communications, Inc., "A"*	400	11,076
Viacom, Inc., "B"	2,500	87,075
Walt Disney Co.	2,900	83,317
		570,659
Multiline Retail 0.4%
Big Lots, Inc.*	200	2,404
Dillard's, Inc., "A"	100	2,690
Dollar General Corp.	400	8,764
Federated Department Stores, Inc.	200	12,728
Kohl's Corp.*	500	25,815
Nordstrom, Inc.	200	11,076
Sears Holdings Corp.	244	32,550
Target Corp.	1,300	65,026
		161,053
Specialty Retail 0.9%
AutoNation, Inc.*	1,000	18,940
AutoZone, Inc.*	100	8,570
Bed Bath & Beyond, Inc.*	400	14,616
Best Buy Co., Inc.	400	21,604
Circuit City Stores, Inc.	1,100	17,655
Home Depot, Inc.	3,200	122,368
Limited Brands, Inc.	600	14,580
Lowe's Companies, Inc.	1,300	74,217
Office Depot, Inc.*	1,000	22,180
Sherwin-Williams Co.	200	8,798
Staples, Inc.	700	22,001
The Gap, Inc.	1,100	24,024
TJX Companies, Inc.	700	17,241
Toys "R" Us, Inc.*	300	7,728
		394,522
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	500	28,315
Jones Apparel Group, Inc.	200	6,698
Liz Claiborne, Inc.	200	8,026
NIKE, Inc., "B"	300	24,993
Reebok International Ltd.	400	17,720
VF Corp.	400	23,656
		109,408
Consumer Staples 3.4%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	1,100	52,129
Brown-Forman Corp., "B"	100	5,475
Coca-Cola Co.	3,300	137,511
Molson Coors Brewing Co., "B"	200	15,434
Pepsi Bottling Group, Inc.	300	8,355
PepsiCo, Inc.	2,400	127,272
		346,176
Food & Staples Retailing 0.9%
Albertsons, Inc.	500	10,325
Costco Wholesale Corp.	100	4,418
CVS Corp.	600	31,572
Kroger Co.*	1,100	17,633
Safeway, Inc.*	600	11,118
Sysco Corp.	200	7,160
Wal-Mart Stores, Inc.	4,900	245,539
Walgreen Co.	1,500	66,630
		394,395
Food Products 0.4%
Archer-Daniels-Midland Co.	900	22,122
Campbell Soup Co.	500	14,510
ConAgra Foods, Inc.	700	18,914
General Mills, Inc.	500	24,575
H.J. Heinz Co.	500	18,420
Hershey Foods Corp.	300	18,138
Kellogg Co.	500	21,635
Sara Lee Corp.	1,100	24,376
		162,690
Household Products 0.6%
Clorox Co.	200	12,598
Colgate-Palmolive Co.	800	41,736
Kimberly-Clark Corp.	700	46,011
Procter & Gamble Co.	3,600	190,800
		291,145
Personal Products 0.2%
Avon Products, Inc.	700	30,058
Gillette Co.	1,400	70,672
		100,730
Tobacco 0.5%
Altria Group, Inc.	3,200	209,248
Reynolds American, Inc.	200	16,118
UST, Inc.	200	10,340
		235,706
Energy 3.2%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	500	22,245
BJ Services Co.	200	10,376
Halliburton Co.	200	8,650
Nabors Industries Ltd.*	400	23,656
National-Oilwell, Inc.*	500	23,350
Noble Corp.	400	22,484
Rowan Companies, Inc.	500	14,965
Schlumberger Ltd.	800	56,384
Transocean, Inc.*	700	36,022
		218,132
Oil & Gas 2.7%
Amerada Hess Corp.	100	9,621
Anadarko Petroleum Corp.	500	38,050
Apache Corp.	500	30,615
Burlington Resources, Inc.	600	30,042
ChevronTexaco Corp.	2,500	145,775
ConocoPhillips	1,100	118,624
Devon Energy Corp.	700	33,425
El Paso Corp.	900	9,522
EOG Resources, Inc.	600	29,244
ExxonMobil Corp.	9,400	560,240
Kerr-McGee Corp.	200	15,666
Kinder Morgan, Inc.	200	15,140
Marathon Oil Corp.	500	23,460
Occidental Petroleum Corp.	600	42,702
Sunoco, Inc.	200	20,704
Unocal Corp.	400	24,676
Valero Energy Corp.	500	36,635
Williams Companies, Inc.	800	15,048
XTO Energy, Inc.	533	17,515
		1,216,704
Financials 6.7%
Banks 2.1%
AmSouth Bancorp.	500	12,975
Bank of America Corp.	5,800	255,780
BB&T Corp.	800	31,264
Comerica, Inc.	200	11,016
Compass Bancshares, Inc.	200	9,080
Fifth Third Bancorp.	200	8,596
First Horizon National Corp.	200	8,158
Golden West Financial Corp.	400	24,200
KeyCorp	600	19,470
M&T Bank Corp.	100	10,206
Marshall & Ilsley Corp.	300	12,525
National City Corp.	1,200	40,200
North Fork Bancorp., Inc.	665	18,447
PNC Financial Services Group	400	20,592
Regions Financial Corp.	700	22,680
Sovereign Bancorp, Inc.	500	11,080
SunTrust Banks, Inc.	500	36,035
Synovus Financial Corp.	400	11,144
US Bancorp.	2,700	77,814
Wachovia Corp.	2,300	117,093
Washington Mutual, Inc.	1,300	51,350
Wells Fargo & Co.	2,400	143,520
Zions Bancorp.	100	6,902
		960,127
Capital Markets 1.0%
Bank of New York Co., Inc.	1,100	31,955
Bear Stearns Companies, Inc.	300	29,970
E*TRADE Financial Corp.*	1,300	15,600
Federated Investors, Inc., "B"	100	2,831
Franklin Resources, Inc.	500	34,325
Janus Capital Group, Inc.	300	4,185
Lehman Brothers Holdings, Inc.	500	47,080
Mellon Financial Corp.	600	17,124
Merrill Lynch & Co., Inc.	1,300	73,580
Morgan Stanley	1,800	103,050
T. Rowe Price Group, Inc.	200	11,876
The Goldman Sachs Group, Inc.	800	87,992
		459,568
Consumer Finance 0.4%
American Express Co.	1,700	87,329
Capital One Financial Corp.	400	29,908
MBNA Corp.	1,800	44,190
Providian Financial Corp.*	400	6,864
SLM Corp.	600	29,904
		198,195
Diversified Financial Services 1.5%
CIT Group, Inc.	300	11,400
Citigroup, Inc.	7,000	314,580
Countrywide Financial Corp.	800	25,968
Fannie Mae	1,400	76,230
Freddie Mac	1,000	63,200
JPMorgan Chase & Co.	4,500	155,700
MGIC Investment Corp.	100	6,167
Moody's Corp.	400	32,344
Principal Financial Group, Inc.	400	15,396
		700,985
Insurance 1.4%
ACE Ltd.	400	16,508
AFLAC, Inc.	700	26,082
Allstate Corp.	1,000	54,060
Ambac Financial Group, Inc.	200	14,950
American International Group, Inc.	3,700	205,017
Aon Corp.	500	11,420
Chubb Corp.	300	23,781
Cincinnati Financial Corp.	500	21,805
Hartford Financial Services Group, Inc.	400	27,424
Lincoln National Corp.	300	13,542
Loews Corp.	400	29,416
MetLife, Inc.	1,100	43,010
Progressive Corp.	400	36,704
Prudential Financial, Inc.	1,000	57,400
Safeco Corp.	200	9,742
The St. Paul Travelers Companies, Inc.	100	3,673
Torchmark Corp.	200	10,440
UnumProvident Corp.	400	6,808
XL Capital Ltd., "A"	200	14,474
		626,256
Real Estate 0.3%
Apartment Investment & Management Co., "A" (REIT)	100	3,720
Archstone-Smith Trust, (REIT)	700	23,877
Equity Office Properties Trust, (REIT)	600	18,078
Equity Residential, (REIT)	800	25,768
Plum Creek Timber Co., Inc., (REIT)	300	10,710
ProLogis, (REIT)	300	11,130
Simon Property Group, Inc., (REIT)	300	18,174
		111,457
Health Care 4.6%
Biotechnology 0.5%
Amgen, Inc.*	1,800	104,778
Applera Corp. — Applied Biosystems Group	300	5,922
Biogen Idec, Inc.*	500	17,255
Chiron Corp.*	200	7,012
Genzyme Corp.*	600	34,344
Gilead Sciences, Inc.*	600	21,480
MedImmune, Inc.*	900	21,429
		212,220
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.	100	7,330
Baxter International, Inc.	900	30,582
Becton, Dickinson & Co.	600	35,052
Boston Scientific Corp.*	1,100	32,219
C.R. Bard, Inc.	300	20,424
Fisher Scientific International, Inc.*	348	19,808
Guidant Corp.	500	36,950
Hospira, Inc.*	200	6,454
Medtronic, Inc.	1,700	86,615
Millipore Corp.*	100	4,340
PerkinElmer, Inc.	200	4,126
St. Jude Medical, Inc.*	500	18,000
Stryker Corp.	500	22,305
Thermo Electron Corp.*	200	5,058
Waters Corp.*	200	7,158
Zimmer Holdings, Inc.*	500	38,905
		375,326
Health Care Providers & Services 1.0%
Aetna, Inc.	400	29,980
AmerisourceBergen Corp.	200	11,458
Cardinal Health, Inc.	600	33,480
Caremark Rx, Inc.*	1,000	39,780
CIGNA Corp.	200	17,860
Express Scripts, Inc.*	300	26,157
HCA, Inc.	600	32,142
Health Management Associates, Inc., "A"	400	10,472
Humana, Inc.*	200	6,388
IMS Health, Inc.	300	7,317
Laboratory Corp. of America Holdings*	200	9,640
Manor Care, Inc.	100	3,636
McKesson Corp.	400	15,100
Medco Health Solutions, Inc.*	400	19,828
Quest Diagnostics, Inc.	100	10,513
Tenet Healthcare Corp.*	1,800	20,754
UnitedHealth Group, Inc.	900	85,842
WellPoint, Inc.*	500	62,675
		443,022
Pharmaceuticals 2.3%
Abbott Laboratories	1,700	79,254
Allergan, Inc.	200	13,894
Bristol-Myers Squibb Co.	2,800	71,288
Eli Lilly & Co.	1,200	62,520
Forest Laboratories, Inc.*	500	18,475
Johnson & Johnson	4,300	288,788
King Pharmaceuticals, Inc.*	300	2,493
Merck & Co., Inc.	3,200	103,584
Pfizer, Inc.	9,900	260,073
Schering-Plough Corp.	2,100	38,115
Watson Pharmaceuticals, Inc.*	500	15,365
Wyeth	1,900	80,142
		1,033,991
Industrials 4.0%
Aerospace & Defense 0.8%
Boeing Co.	1,400	81,844
General Dynamics Corp.	300	32,115
Goodrich Corp.	200	7,658
Honeywell International, Inc.	1,200	44,652
L-3 Communications Holdings, Inc.	300	21,306
Lockheed Martin Corp.	600	36,636
Northrop Grumman Corp.	500	26,990
Raytheon Co.	700	27,090
United Technologies Corp.	700	71,162
		349,453
Air Freight & Logistics 0.4%
FedEx Corp.	400	37,580
Ryder System, Inc.	400	16,680
United Parcel Service, Inc., "B"	1,600	116,384
		170,644
Airlines 0.0%
Delta Air Lines, Inc.*	200	810
Southwest Airlines Co.	1,100	15,664
		16,474
Building Products 0.1%
American Standard Companies, Inc.	300	13,944
Masco Corp.	600	20,802
		34,746
Commercial Services & Supplies 0.3%
Allied Waste Industries, Inc.*	400	2,924
Apollo Group, Inc., "A"*	200	14,812
Avery Dennison Corp.	400	24,772
Cendant Corp.	1,500	30,810
Cintas Corp.	200	8,262
Equifax, Inc.	200	6,138
Monster Worldwide, Inc.*	200	5,610
Pitney Bowes, Inc.	300	13,536
R.R. Donnelley & Sons Co.	700	22,134
Robert Half International, Inc.	200	5,392
Waste Management, Inc.	800	23,080
		157,470
Electrical Equipment 0.1%
American Power Conversion Corp.	300	7,833
Cooper Industries, Ltd., "A"	100	7,152
Emerson Electric Co.	600	38,958
Rockwell Automation, Inc.	300	16,992
		70,935
Industrial Conglomerates 1.7%
3M Co.	1,100	94,259
General Electric Co.	15,300	551,718
Textron, Inc.	200	14,924
Tyco International Ltd.	2,900	98,020
		758,921
Machinery 0.4%
Caterpillar, Inc.	200	18,288
Cummins, Inc.	200	14,070
Danaher Corp.	400	21,364
Eaton Corp.	400	26,160
Illinois Tool Works, Inc.	400	35,812
Ingersoll-Rand Co., "A"	200	15,930
ITT Industries, Inc.	100	9,024
Navistar International Corp.*	100	3,640
PACCAR, Inc.	200	14,478
Parker-Hannifin Corp.	400	24,368
		183,134
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	500	26,965
CSX Corp.	300	12,495
Norfolk Southern Corp.	600	22,230
Union Pacific Corp.	400	27,880
		89,570
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	100	6,227
Information Technology 5.3%
Communications Equipment 0.8%
ADC Telecommunications, Inc.*	1,200	2,388
Andrew Corp.*	200	2,342
Avaya, Inc.*	700	8,176
CIENA Corp.*	800	1,376
Cisco Systems, Inc.*	9,300	166,377
Comverse Technologies, Inc.*	300	7,566
Corning, Inc.*	3,200	35,616
JDS Uniphase Corp.*	2,100	3,507
Lucent Technologies, Inc.*	6,400	17,600
Motorola, Inc.	2,000	29,940
QUALCOMM, Inc.	2,400	87,960
Scientific-Atlanta, Inc.	200	5,644
Tellabs, Inc.*	700	5,110
		373,602
Computers & Peripherals 1.4%
Apple Computer, Inc.*	1,500	62,505
Dell, Inc.*	3,900	149,838
EMC Corp.*	4,500	55,440
Gateway, Inc.*	400	1,612
Hewlett-Packard Co.	3,000	65,820
International Business Machines Corp.	2,400	219,312
Lexmark International, Inc., "A"*	200	15,994
NCR Corp.*	300	10,122
Network Appliance, Inc.*	500	13,830
QLogic Corp.*	400	16,200
Sun Microsystems, Inc.*	4,900	19,796
		630,469
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	600	13,320
Jabil Circuit, Inc.*	300	8,556
Sanmina-SCI Corp.*	800	4,176
Solectron Corp.*	1,400	4,858
Symbol Technologies, Inc.	400	5,796
Tektronix, Inc.	100	2,453
		39,159
Internet Software & Services 0.1%
Yahoo!, Inc.*	1,900	64,410
IT Consulting & Services 0.4%
Affiliated Computer Services, Inc., "A"*	400	21,296
Automatic Data Processing, Inc.	800	35,960
Computer Sciences Corp.*	300	13,755
Convergys Corp.*	200	2,986
Electronic Data Systems Corp.	700	14,469
First Data Corp.	1,200	47,172
Fiserv, Inc.*	600	23,880
Paychex, Inc.	500	16,410
Sabre Holdings Corp.	200	4,376
SunGard Data Systems, Inc.*	400	13,800
Unisys Corp.*	500	3,530
		197,634
Office Electronics 0.1%
Xerox Corp.*	1,400	21,210
Semiconductors & Semiconductor Equipment 1.0%
Advanced Micro Devices, Inc.*	1,100	17,732
Altera Corp.*	1,000	19,780
Applied Materials, Inc.*	3,000	48,750
Applied Micro Circuits Corp.*	400	1,316
Broadcom Corp., "A"*	400	11,968
Freescale Semiconductor, Inc., "B"*	597	10,298
Intel Corp.	9,000	209,070
Linear Technology Corp.	400	15,324
LSI Logic Corp.*	2,100	11,739
Micron Technology, Inc.*	900	9,306
National Semiconductor Corp.*	500	10,305
Novellus Systems, Inc.*	500	13,365
NVIDIA Corp.*	200	4,752
PMC-Sierra, Inc.*	300	2,640
Teradyne, Inc.*	300	4,380
Texas Instruments, Inc.	2,500	63,725
		454,450
Software 1.4%
Adobe Systems, Inc.	400	26,868
Autodesk, Inc.	300	8,928
BMC Software, Inc.*	300	4,500
Citrix Systems, Inc.*	200	4,764
Computer Associates International, Inc.	800	21,680
Compuware Corp.*	2,200	15,840
Electronic Arts, Inc.*	400	20,712
Intuit, Inc.*	300	13,131
Mercury Interactive Corp.*	400	18,952
Microsoft Corp.	14,600	352,882
Novell, Inc.*	500	2,980
Oracle Corp.*	6,500	81,120
Parametric Technology Corp.*	400	2,236
Siebel Systems, Inc.*	700	6,391
Symantec Corp.*	1,000	21,330
VERITAS Software Corp.*	600	13,932
		616,246
Materials 1.0%
Chemicals 0.6%
Air Products & Chemicals, Inc.	300	18,987
Dow Chemical Co.	1,400	69,790
E.I. du Pont de Nemours & Co.	1,400	71,736
Eastman Chemical Co.	100	5,900
Ecolab, Inc.	300	9,915
Engelhard Corp.	200	6,006
Hercules, Inc.*	200	2,896
International Flavors & Fragrances, Inc.	100	3,950
Monsanto Co.	400	25,800
PPG Industries, Inc.	200	14,304
Praxair, Inc.	500	23,930
Rohm & Haas Co.	300	14,400
Sigma-Aldrich Corp.	100	6,125
		273,739
Construction Materials 0.0%
Vulcan Materials Co.	100	5,683
Containers & Packaging 0.1%
Ball Corp.	400	16,592
Bemis Co., Inc.	200	6,224
Pactiv Corp.*	200	4,670
Sealed Air Corp.*	400	20,776
Temple-Inland, Inc.	100	7,255
		55,517
Metals & Mining 0.2%
Alcoa, Inc.	500	15,195
Freeport-McMoRan Copper & Gold, Inc., "B"*	600	23,766
Newmont Mining Corp.	100	4,225
Nucor Corp.	200	11,512
United States Steel Corp.	200	10,170
		64,868
Paper & Forest Products 0.1%
Georgia-Pacific Corp.	400	14,196
International Paper Co.	100	3,679
MeadWestvaco Corp.	700	22,274
		40,149
Telecommunication Services 1.1%
Diversified Telecommunication Services 1.0%
ALLTEL Corp.	700	38,395
AT&T Corp.	1,200	22,500
BellSouth Corp.	2,600	68,354
CenturyTel, Inc.	200	6,568
Citizens Communications Co.	500	6,470
Qwest Communications International, Inc.*	2,400	8,880
SBC Communications, Inc.	4,800	113,712
Sprint Corp.	2,700	61,425
Verizon Communications, Inc.	4,000	142,000
		468,304
Wireless Telecommunication Services 0.1%
Nextel Communications, Inc., "A"*	1,600	45,472
Utilities 1.2%
Electric Utilities 0.8%
Allegheny Energy, Inc.*	200	4,132
Ameren Corp.	300	14,703
American Electric Power Co.	600	20,436
CenterPoint Energy, Inc.	400	4,812
Cinergy Corp.	300	12,156
Consolidated Edison, Inc.	300	12,654
DTE Energy Co.	200	9,096
Edison International	800	27,776
Entergy Corp.	300	21,198
Exelon Corp.	300	13,767
FirstEnergy Corp.	800	33,560
FPL Group, Inc.	600	24,090
PG&E Corp.*	500	17,050
Pinnacle West Capital Corp.	100	4,251
PPL Corp.	300	16,197
Progress Energy, Inc.	400	16,780
Southern Co.	1,100	35,013
TECO Energy, Inc.	300	4,704
TXU Corp.	500	39,815
Xcel Energy, Inc.	600	10,308
		342,498
Gas Utilities 0.0%
KeySpan Corp.	200	7,794
Nicor, Inc.	100	3,709
NiSource, Inc.	400	9,116
Peoples Energy Corp.	100	4,192
		24,811
Multi-Utilities 0.4%
AES Corp.*	1,700	27,846
Calpine Corp.*	800	2,240
CMS Energy Corp.*	1,000	13,040
Constellation Energy Group, Inc.	300	15,510
Dominion Resources, Inc.	500	37,215
Duke Energy Corp.	1,400	39,214
Dynegy, Inc., "A"*	500	1,955
Public Service Enterprise Group, Inc.	300	16,317
Sempra Energy	300	11,952
		165,289
Total Common Stocks (Cost $13,724,828)		15,587,025
#	Principal Amount ($)	Value ($)

Corporate Bonds 8.9%
Consumer Discretionary 0.5%
Auburn Hills Trust, 12.375%, 5/1/2020	24,000	35,942
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	130,000	154,470
Tele-Communications, Inc., 10.125%, 4/15/2022	14,000	19,955
		210,367
Energy 0.3%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	35,000	40,571
Enterprise Products Operating LP:
6.375%, 2/1/2013	5,000	5,241
7.5%, 2/1/2011	79,000	87,273
Pemex Project Funding Master Trust, 144A, 4.31%**, 6/15/2010	5,000	5,100
		138,185
Financials 4.3%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	325,000	367,393
American General Finance Corp., Series H, 4.0%, 3/15/2011	73,000	69,344
Downey Financial Corp., 6.5%, 7/1/2014	65,000	66,830
Duke Capital LLC, 4.302%, 5/18/2006	75,000	75,113
Ford Motor Credit Co.:
5.8%, 1/12/2009	70,000	66,855
6.875%, 2/1/2006	320,000	324,352
General Electric Capital Corp., Series A, 4.875%, 3/4/2015	48,000	46,918
General Motors Acceptance Corp.:
6.75%, 1/15/2006	230,000	231,602
6.875%, 9/15/2011	41,000	37,098
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	76,000	73,102
HSBC Finance Corp., 4.125%, 3/11/2008	145,000	143,897
JPMorgan Capital XV, 5.875%, 3/15/2035	55,000	53,114
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	90,000	87,219
Mizuho JGB Investment, 144A, 9.87%, 12/31/2049	100,000	113,951
Morgan Stanley, 4.0%, 1/15/2010	75,000	72,202
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	75,000	80,917
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	46,000	49,781
		1,959,688
Health Care 0.5%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	215,000	244,589
Industrials 0.3%
D.R. Horton, Inc., 5.25%, 2/15/2015	98,000	89,535
K Hovnanian Enterprises, Inc., 144A, 6.25%, 1/15/2015	55,000	52,639
		142,174
Materials 0.9%
Georgia-Pacific Corp.:
7.75%, 11/15/2029	60,000	65,400
8.875%, 5/15/2031	30,000	36,150
Lubrizol Corp.:
4.625%, 10/1/2009	155,000	152,688
6.5%, 10/1/2034	75,000	78,342
Newmont Mining Corp., 5.875%, 4/1/2035	50,000	48,996
		381,576
Telecommunication Services 0.3%
Anixter International, Inc., 5.95%, 3/1/2015	5,000	4,939
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012 (d)	80,000	82,972
SBC Communications, Inc.:
4.125%, 9/15/2009	40,000	38,905
5.625%, 6/15/2016	25,000	25,099
		151,915
Utilities 1.8%
Consumers Energy Co., 6.25%, 9/15/2006	293,000	301,229
Ohio Valley Electric Corp., 144A, 5.94%, 2/12/2006	335,000	340,864
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	145,000	156,745
		798,838
Total Corporate Bonds (Cost $3,975,927)		4,027,332

Foreign Bonds — US$ Denominated 4.1%
Energy 0.1%
Nexen, Inc., 5.875%, 3/10/2035	50,000	47,824
Financials 1.5%
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	18,000	23,541
Korea First Bank, 144A, 5.75%, 3/10/2013	39,000	40,180
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	335,156	356,180
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	255,000	248,502
		668,403
Industrials 1.3%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	455,000	513,367
Tyco International Group SA:
6.875%, 1/15/2029	60,000	67,254
7.0%, 6/15/2028	35,000	39,731
		620,352
Materials 0.4%
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	157,000	170,299
Sovereign Bonds 0.2%
United Mexican States, Series A, 6.75%, 9/27/2034	85,000	82,960
Telecommunication Services 0.6%
America Movil SA de CV, Series L, 5.75%, 1/15/2015	100,000	96,655
British Telecommunications PLC, 8.875%, 12/15/2030	90,000	119,924
Telecom Italia Capital, 5.25%, 11/15/2013	80,000	79,037
		295,616
Total Foreign Bonds — US$ Denominated (Cost $1,812,520)		1,885,454

Asset Backed 3.8%
Automobile Receivables 1.1%
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	110,000	110,321
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	316,182	315,935
"A4", Series 2001-4, 4.92%, 8/15/2007	64,904	65,164
"B", Series 2002-1, 5.37%, 1/15/2010	35,535	35,636
		527,056
Credit Card Receivables 0.2%
Capital One Multi-Asset Execution Trust, "B1", Series 2005-B1, 4.9%, 12/15/2017	100,000	99,250
Home Equity Loans 2.3%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	270,214	281,017
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	43,064	43,072
First Franklin Mortgage Loan Trust NIM, "N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	170,735	170,838
Master ABS NIM Trust, "N1", Series 2005-CI8A, 144A, 4.702%, 2/26/2035	202,807	202,743
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	197,000	197,062
Park Place Securities NIM Trust, "A", Series 2004-MCW1, 144A, 4.458%, 9/25/2034	72,551	72,551
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	63,543	63,493
		1,030,776
Manufactured Housing Receivables 0.2%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	86,407	86,454
Total Asset Backed (Cost $1,746,338)		1,743,536

US Government Agency Sponsored Pass-Throughs 3.3%
Federal Home Loan Mortgage Corp., 6.0%, 12/1/2033	253,853	259,892
Federal National Mortgage Association:
4.5% with various maturities from 3/1/2018 until 6/1/2033 (g) (i)	294,845	286,403
5.0%, 5/1/2033 (g) (i)	155,000	151,513
5.119%, 1/1/2035	113,935	113,301
5.42%, 11/1/2008	113,883	116,505
5.5% with various maturities from 7/1/2033 until 5/1/2034	527,462	529,034
9.0%, 11/1/2030	28,369	31,334
Total US Government Agency Sponsored Pass-Throughs (Cost $1,496,459)		1,487,982

Commercial and Non-Agency Mortgage-Backed Securities 3.7%
Citigroup Mortgage Loan Trust, Inc., "1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	127,481	131,943
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	60,997	61,834
"7A1", Series 2004-J2, 6.0%, 12/25/2033	77,954	78,879
CS First Boston Mortgage Securities Corp., "A2", Series 2001-CK3, 6.04%, 6/15/2034	105,000	106,794
DLJ Commercial Mortgage Corp., "A1A", Series 1998-CF1, 6.14%, 2/18/2031	66,499	66,416
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	83,427	87,260
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	80,795	84,553
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	60,000	58,589
"B", Series 2005-GG3, 4.894%, 8/10/2042	100,000	97,576
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	160,401	167,936
Master Alternative Loans Trust:
"2A1", Series 2004-3, 6.25%, 4/25/2034	242,595	248,508
"8A1", Series 2004-3, 7.0%, 4/25/2034	62,618	64,101
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	104,328	103,774
Morgan Stanley Capital I, "A1", Series 1999-FNV1, 6.12%, 3/15/2031	94,129	95,964
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	149,835	149,834
Washington Mutual MSC Mortgage Pass-Through, "1A22", Series 2003-MS3, 5.75%, 3/25/2033	56,469	56,448
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $1,694,630)		1,660,409

Collateralized Mortgage Obligations 11.5%
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	68,051	71,208
"1A3", Series 2004-T3, 7.0%, 2/25/2044	36,191	37,676
"A2", Series 2002-T16, 7.0%, 7/25/2042	80,772	84,401
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	140,000	140,082
"1A3", Series 2003-W18, 4.732%, 8/25/2043	144,323	144,519
"2A", Series 2003-W8, 7.0%, 10/25/2042	85,259	89,140
"2A", Series 2002-W1, 7.5%, 2/25/2042	71,368	75,061
"5A", Series 2004-W2, 7.5%, 3/25/2044	213,705	226,110
Federal Home Loan Mortgage Corp.:
"LB", Series 2755, 4.0%, 9/15/2023	154,364	153,219
"LJ", Series 2612, 4.0%, 7/15/2022	93,689	93,355
"NB", Series 2750, 4.0%, 12/15/2022	378,000	372,105
"TC", Series 2728, 4.0%, 2/15/2023	310,000	305,347
"LC", Series 2682, 4.5%, 7/15/2032	230,000	219,297
"ON", Series 2776, 4.5%, 11/15/2032	125,000	118,650
"BG", Series 2640, 5.0%, 2/15/2032	305,000	298,795
"BM", Series 2497, 5.0%, 2/15/2022	26,890	26,920
"JD", Series 2778, 5.0%, 12/15/2032	130,000	127,046
"OE", Series 2840, 5.0%, 2/15/2033	220,000	215,081
"PD", Series 2783, 5.0%, 1/15/2033	112,000	109,419
"PD", Series 2844, 5.0%, 12/15/2032	220,000	214,640
"PE", Series 2777, 5.0%, 4/15/2033	240,000	235,157
"TE", Series 2827, 5.0%, 4/15/2033	175,000	170,214
"QE", Series 2113, 6.0%, 11/15/2027	86,370	88,054
"Z", Series 2173, 6.5%, 7/15/2029	93,853	97,863
"B", Series 1997-M5, 6.65%, 8/25/2007	72,758	74,982
"C", Series 1997-M5, 6.74%, 8/25/2007	145,000	151,786
"3A", Series T-41, 7.5%, 7/25/2032	46,306	48,757
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	113,000	107,132
"1A5", Series 2003-W14, 4.71%, 9/25/2043	215,180	215,689
"KH", Series 2003-92, 5.0%, 3/25/2032	150,000	146,739
"ME", Series 2005-14, 5.0%, 10/25/2033	200,000	194,685
"PE", Series 2005-14, 5.0%, 12/25/2033	105,000	102,320
"1A2", Series 2003-W3, 7.0%, 8/25/2042	10,567	11,044
"A3", Series 2002-T19, 7.5%, 7/25/2042	118,133	124,812
Government National Mortgage Association:
"PD", Series 2004-30, 5.0%, 2/20/2033	112,000	110,527
"QE", Series 2004-11, 5.0%, 12/16/2032	245,000	238,981
Total Collateralized Mortgage Obligations (Cost $5,314,101)		5,240,813

Municipal Investments 4.1%
Delaware River, DE, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	180,000	189,353
Houston, TX, Airport Revenue, 6.88%, 1/1/2028 (f)	275,000	321,742
Illinois, State General Obligation, 4.95%, 6/1/2023	105,000	101,607
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	605,000	629,769
Virginia, Multi-Family Housing Revenue, Housing Development Authority Series A, 6.51%, 5/1/2019 (f)	610,000	634,375
Total Municipal Investments (Cost $1,731,822)		1,876,846

Government National Mortgage Association 1.2%
Government National Mortgage Association:
3.75%, 6/20/2026	310,000	306,346
6.0% with various maturities from 10/15/2033 until 7/20/2034	215,305	221,105
Total Government National Mortgage Association (Cost $534,025)		527,451

US Government Backed 9.8%
US Treasury Bills:
2.356%, 4/21/2005 (h)	490,000	489,292
2.746%, 6/9/2005	2,700,000	2,686,244
2.869%***, 7/14/2005 (h)	20,000	19,842
US Treasury Bonds:
6.0%, 2/15/2026 (d)	503,000	575,404
7.25%, 5/15/2016	525,000	643,802
US Treasury Note, 3.875%, 2/15/2013	27,000	26,062
Total US Government Backed (Cost $4,446,180)		4,440,646
#	Shares	Value ($)

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 2.83% (c) (e) (Cost $664,113)	664,113	664,113

Cash Equivalents 12.6%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $5,738,273)	5,738,273	5,738,273
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $42,879,216) (a)	98.9	44,879,880
Other Assets and Liabilities, Net	1.1	477,513
Net Assets	100.0	45,357,393

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $44,319,275. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $560,605. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,084,435 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,523,830.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $654,955, which is 1.4% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	0.7%
FSA	Financial Security Assurance, Inc.	0.4%
MBIA	Municipal Bond Insurance Association	2.8%

(g) Mortgage dollar rolls included.

(h) At March 31, 2005, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

(i) When-issued or forward delivery pools included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A:Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At March 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
Share Price Index 200	6/16/2005	3	246,682	239,046	(7,636)
Topix Index	6/9/2005	12	1,328,572	1,321,085	(7,487)
10 Year Canadian Government Bond	6/21/2005	9	827,497	829,693	2,196
EOE Dutch Stock Index	4/15/2005	4	384,752	382,408	(2,344)
S&P 500 Index	6/16/2005	1	301,842	295,975	(5,867)
Total net unrealized depreciation					(21,138)

At March 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	6/21/2005	41	4,527,375	4,479,890	47,485

The accompanying notes are an integral part of the financial statements.

Scudder Lifecycle Short Range Fund	Shares	Value ($)

Common Stocks 15.2%
Consumer Discretionary 1.7%
Auto Components 0.0%
Dana Corp.	218	2,788
Delphi Corp.	143	641
Goodyear Tire & Rubber Co.*	173	2,310
Johnson Controls, Inc.	52	2,899
Visteon Corp.	33	188
		8,826
Automobiles 0.0%
Ford Motor Co.	493	5,586
General Motors Corp.	4	117
Harley-Davidson, Inc.	5	289
		5,992
Distributors 0.0%
Genuine Parts Co.	45	1,957
Hotels Restaurants & Leisure 0.2%
Carnival Corp.	142	7,357
Darden Restaurants, Inc.	117	3,590
Harrah's Entertainment, Inc.	31	2,002
Hilton Hotels Corp.	104	2,324
Marriott International, Inc., "A"	54	3,611
McDonald's Corp.	343	10,681
Starbucks Corp.*	108	5,579
Starwood Hotels & Resorts Worldwide, Inc.	57	3,422
Wendy's International, Inc.	29	1,132
YUM! Brands, Inc.	79	4,093
		43,791
Household Durables 0.1%
Black & Decker Corp.	21	1,659
Centex Corp.	34	1,947
Fortune Brands, Inc.	39	3,145
KB Home	31	3,641
Leggett & Platt, Inc.	49	1,415
Maytag Corp.	21	293
Newell Rubbermaid, Inc.	70	1,536
Pulte Homes, Inc.	64	4,712
Snap-on, Inc.	15	477
The Stanley Works	21	951
Whirlpool Corp.	17	1,151
		20,927
Internet & Catalog Retail 0.1%
eBay, Inc.*	326	12,147
Leisure Equipment & Products 0.0%
Brunswick Corp.	25	1,171
Eastman Kodak Co.	77	2,507
Hasbro, Inc.	45	920
Mattel, Inc.	112	2,391
		6,989
Media 0.6%
Clear Channel Communications, Inc.	13	448
Comcast Corp., "A"*	596	20,133
Dow Jones & Co., Inc.	21	785
Gannett Co., Inc.	13	1,028
Interpublic Group of Companies, Inc.*	109	1,338
Knight-Ridder, Inc.	20	1,345
McGraw-Hill Companies, Inc.	51	4,450
News Corp., "A"	777	13,147
Omnicom Group, Inc.	50	4,426
Time Warner, Inc.*	1,369	24,026
Univision Communications, Inc., "A"*	79	2,187
Viacom, Inc., "B"	460	16,022
Walt Disney Co.	552	15,859
		105,194
Multiline Retail 0.2%
Big Lots, Inc.*	29	349
Dillard's, Inc., "A"	21	565
Dollar General Corp.	81	1,775
Federated Department Stores, Inc.	46	2,927
Kohl's Corp.*	88	4,543
Nordstrom, Inc.	34	1,883
Sears Holdings Corp.	40	5,284
Target Corp.	241	12,055
		29,381
Specialty Retail 0.4%
AutoNation, Inc.*	186	3,523
AutoZone, Inc.*	18	1,542
Bed Bath & Beyond, Inc.*	81	2,960
Best Buy Co., Inc.	81	4,375
Circuit City Stores, Inc.	197	3,162
Home Depot, Inc.	592	22,638
Limited Brands, Inc.	103	2,503
Lowe's Companies, Inc.	249	14,215
Office Depot, Inc.*	188	4,170
Sherwin-Williams Co.	36	1,584
Staples, Inc.	134	4,212
The Gap, Inc.	198	4,324
TJX Companies, Inc.	130	3,202
Toys "R" Us, Inc.*	58	1,494
		73,904
Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.*	93	5,267
Jones Apparel Group, Inc.	31	1,038
Liz Claiborne, Inc.	28	1,124
NIKE, Inc., "B"	62	5,165
Reebok International Ltd.	67	2,968
VF Corp.	67	3,962
		19,524
Consumer Staples 1.5%
Beverages 0.3%
Anheuser-Busch Companies, Inc.	209	9,904
Brown-Forman Corp., "B"	24	1,314
Coca-Cola Co.	610	25,419
Molson Coors Brewing Co., "B"	45	3,473
Pepsi Bottling Group, Inc.	53	1,476
PepsiCo, Inc.	452	23,969
		65,555
Food & Staples Retailing 0.4%
Albertsons, Inc.	99	2,044
Costco Wholesale Corp.	27	1,193
CVS Corp.	108	5,683
Kroger Co.*	198	3,174
Safeway, Inc.*	121	2,242
Sysco Corp.	46	1,647
Wal-Mart Stores, Inc.	913	45,750
Walgreen Co.	275	12,216
		73,949
Food Products 0.2%
Archer-Daniels-Midland Co.	167	4,105
Campbell Soup Co.	88	2,554
ConAgra Foods, Inc.	139	3,756
General Mills, Inc.	98	4,817
H.J. Heinz Co.	95	3,500
Hershey Foods Corp.	59	3,567
Kellogg Co.	95	4,110
Sara Lee Corp.	213	4,720
		31,129
Household Products 0.3%
Clorox Co.	41	2,583
Colgate-Palmolive Co.	142	7,408
Kimberly-Clark Corp.	130	8,545
Procter & Gamble Co.	680	36,040
		54,576
Personal Products 0.1%
Avon Products, Inc.	127	5,453
Gillette Co.	267	13,478
		18,931
Tobacco 0.2%
Altria Group, Inc.	594	38,842
Reynolds American, Inc.	31	2,498
UST, Inc.	43	2,223
		43,563
Energy 1.4%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	91	4,049
BJ Services Co.	44	2,283
Halliburton Co.	33	1,427
Nabors Industries Ltd.*	78	4,613
National-Oilwell, Inc.*	95	4,436
Noble Corp.	68	3,822
Rowan Companies, Inc.	89	2,664
Schlumberger Ltd.	159	11,206
Transocean, Inc.*	135	6,947
		41,447
Oil & Gas 1.2%
Amerada Hess Corp.	23	2,213
Anadarko Petroleum Corp.	95	7,230
Apache Corp.	88	5,388
Burlington Resources, Inc.	104	5,207
ChevronTexaco Corp.	468	27,289
ConocoPhillips	210	22,647
Devon Energy Corp.	129	6,160
El Paso Corp.	166	1,756
EOG Resources, Inc.	115	5,605
ExxonMobil Corp.	1,760	104,896
Kerr-McGee Corp.	44	3,447
Kinder Morgan, Inc.	29	2,195
Marathon Oil Corp.	94	4,411
Occidental Petroleum Corp.	107	7,615
Sunoco, Inc.	41	4,244
Unocal Corp.	73	4,503
Valero Energy Corp.	101	7,400
Williams Companies, Inc.	154	2,897
XTO Energy, Inc.	94	3,098
		228,201
Financials 3.0%
Banks 0.9%
AmSouth Bancorp.	96	2,491
Bank of America Corp.	1,092	48,157
BB&T Corp.	148	5,784
Comerica, Inc.	44	2,424
Compass Bancshares, Inc.	33	1,498
Fifth Third Bancorp.	37	1,590
First Horizon National Corp.	40	1,632
Golden West Financial Corp.	76	4,598
KeyCorp	109	3,537
M&T Bank Corp.	27	2,756
Marshall & Ilsley Corp.	57	2,380
National City Corp.	230	7,705
North Fork Bancorp., Inc.	127	3,523
PNC Financial Services Group	76	3,912
Regions Financial Corp.	125	4,050
Sovereign Bancorp, Inc.	101	2,238
SunTrust Banks, Inc.	91	6,558
Synovus Financial Corp.	84	2,340
US Bancorp.	500	14,410
Wachovia Corp.	427	21,739
Washington Mutual, Inc.	235	9,283
Wells Fargo & Co.	457	27,329
Zions Bancorp.	23	1,587
		181,521
Capital Markets 0.5%
Bank of New York Co., Inc.	210	6,100
Bear Stearns Companies, Inc.	54	5,395
E*TRADE Financial Corp.*	245	2,940
Federated Investors, Inc., "B"	28	793
Franklin Resources, Inc.	87	5,972
Janus Capital Group, Inc.	60	837
Lehman Brothers Holdings, Inc.	99	9,322
Mellon Financial Corp.	114	3,254
Merrill Lynch & Co., Inc.	251	14,207
Morgan Stanley	341	19,522
T. Rowe Price Group, Inc.	33	1,959
The Goldman Sachs Group, Inc.	142	15,619
		85,920
Consumer Finance 0.2%
American Express Co.	316	16,233
Capital One Financial Corp.	67	5,010
MBNA Corp.	344	8,445
Providian Financial Corp.*	80	1,373
SLM Corp.	116	5,781
		36,842
Diversified Financial Services 0.7%
CIT Group, Inc.	57	2,166
Citigroup, Inc.	1,311	58,916
Countrywide Financial Corp.	156	5,064
Fannie Mae	261	14,211
Freddie Mac	185	11,692
JPMorgan Chase & Co.	834	28,856
MGIC Investment Corp.	25	1,542
Moody's Corp.	65	5,256
Principal Financial Group, Inc.	79	3,041
		130,744
Insurance 0.6%
ACE Ltd.	77	3,178
AFLAC, Inc.	135	5,030
Allstate Corp.	183	9,893
Ambac Financial Group, Inc.	29	2,168
American International Group, Inc.	702	38,898
Aon Corp.	85	1,941
Chubb Corp.	52	4,122
Cincinnati Financial Corp.	95	4,143
Hartford Financial Services Group, Inc.	80	5,485
Lincoln National Corp.	47	2,122
Loews Corp.	75	5,515
MetLife, Inc.	198	7,742
Progressive Corp.	80	7,341
Prudential Financial, Inc.	182	10,447
Safeco Corp.	34	1,656
The St. Paul Travelers Companies, Inc.	21	771
Torchmark Corp.	28	1,462
UnumProvident Corp.	76	1,293
XL Capital Ltd., "A"	38	2,750
		115,957
Real Estate 0.1%
Apartment Investment & Management Co., "A" (REIT)	24	893
Archstone-Smith Trust (REIT)	122	4,161
Equity Office Properties Trust (REIT)	108	3,254
Equity Residential (REIT)	150	4,831
Plum Creek Timber Co., Inc. (REIT)	47	1,678
ProLogis (REIT)	50	1,855
Simon Property Group, Inc. (REIT)	60	3,635
		20,307
Health Care 2.0%
Biotechnology 0.2%
Amgen, Inc.*	338	19,675
Applera Corp. — Applied Biosystems Group	51	1,007
Biogen Idec, Inc.*	90	3,106
Chiron Corp.*	40	1,402
Genzyme Corp.*	107	6,125
Gilead Sciences, Inc.*	117	4,188
MedImmune, Inc.*	164	3,905
		39,408
Health Care Equipment & Supplies 0.4%
Bausch & Lomb, Inc.	14	1,026
Baxter International, Inc.	167	5,675
Becton, Dickinson & Co.	108	6,309
Boston Scientific Corp.*	205	6,004
C.R. Bard, Inc.	63	4,289
Fisher Scientific International, Inc.*	70	3,984
Guidant Corp.	87	6,429
Hospira, Inc.*	40	1,291
Medtronic, Inc.	326	16,610
Millipore Corp.*	13	564
PerkinElmer, Inc.	33	681
St. Jude Medical, Inc.*	97	3,492
Stryker Corp.	103	4,595
Thermo Electron Corp.*	41	1,037
Waters Corp.*	31	1,110
Zimmer Holdings, Inc.*	95	7,392
		70,488
Health Care Providers & Services 0.4%
Aetna, Inc.	79	5,921
AmerisourceBergen Corp.	30	1,719
Cardinal Health, Inc.	117	6,529
Caremark Rx, Inc.*	182	7,240
CIGNA Corp.	35	3,126
Express Scripts, Inc.*	48	4,185
HCA, Inc.	111	5,946
Health Management Associates, Inc., "A"	62	1,623
Humana, Inc.*	43	1,373
IMS Health, Inc.	60	1,463
Laboratory Corp. of America Holdings*	36	1,735
Manor Care, Inc.	22	800
McKesson Corp.	80	3,020
Medco Health Solutions, Inc.*	74	3,668
Quest Diagnostics, Inc.	25	2,628
Tenet Healthcare Corp.*	337	3,886
UnitedHealth Group, Inc.	173	16,501
WellPoint, Inc.*	90	11,282
		82,645
Pharmaceuticals 1.0%
Abbott Laboratories	324	15,105
Allergan, Inc.	35	2,432
Bristol-Myers Squibb Co.	527	13,418
Eli Lilly & Co.	223	11,618
Forest Laboratories, Inc.*	95	3,510
Johnson & Johnson	801	53,795
King Pharmaceuticals, Inc.*	62	515
Merck & Co., Inc.	595	19,260
Pfizer, Inc.	1,845	48,468
Schering-Plough Corp.	398	7,224
Watson Pharmaceuticals, Inc.*	84	2,581
Wyeth	360	15,185
		193,111
Industrials 1.8%
Aerospace & Defense 0.3%
Boeing Co.	265	15,492
General Dynamics Corp.	54	5,781
Goodrich Corp.	30	1,149
Honeywell International, Inc.	229	8,521
L-3 Communications Holdings, Inc.	63	4,474
Lockheed Martin Corp.	108	6,595
Northrop Grumman Corp.	97	5,236
Raytheon Co.	122	4,721
United Technologies Corp.	138	14,029
		65,998
Air Freight & Logistics 0.2%
FedEx Corp.	81	7,610
Ryder System, Inc.	72	3,002
United Parcel Service, Inc., "B"	301	21,895
		32,507
Airlines 0.0%
Delta Air Lines, Inc.*	36	146
Southwest Airlines Co.	199	2,834
		2,980
Building Products 0.0%
American Standard Companies, Inc.	49	2,278
Masco Corp.	121	4,195
		6,473
Commercial Services & Supplies 0.2%
Allied Waste Industries, Inc.*	82	599
Apollo Group, Inc., "A"*	45	3,333
Avery Dennison Corp.	66	4,087
Cendant Corp.	284	5,833
Cintas Corp.	40	1,652
Equifax, Inc.	35	1,074
Monster Worldwide, Inc.*	31	870
Pitney Bowes, Inc.	62	2,798
R.R. Donnelley & Sons Co.	133	4,206
Robert Half International, Inc.	45	1,213
Waste Management, Inc.	153	4,414
		30,079
Electrical Equipment 0.1%
American Power Conversion Corp.	50	1,306
Cooper Industries, Ltd., "A"	25	1,788
Emerson Electric Co.	113	7,337
Rockwell Automation, Inc.	47	2,662
		13,093
Industrial Conglomerates 0.7%
3M Co.	208	17,823
General Electric Co.	2,856	102,987
Textron, Inc.	35	2,612
Tyco International Ltd.	542	18,320
		141,742
Machinery 0.2%
Caterpillar, Inc.	46	4,206
Cummins, Inc.	35	2,462
Danaher Corp.	74	3,952
Deere & Co.	3	201
Eaton Corp.	76	4,971
Illinois Tool Works, Inc.	74	6,625
Ingersoll-Rand Co., "A"	47	3,744
ITT Industries, Inc.	24	2,166
Navistar International Corp.*	18	655
PACCAR, Inc.	47	3,402
Parker-Hannifin Corp.	66	4,021
		36,405
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	102	5,501
CSX Corp.	58	2,416
Norfolk Southern Corp.	108	4,001
Union Pacific Corp.	70	4,879
		16,797
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	23	1,432
Information Technology 2.3%
Communications Equipment 0.4%
ADC Telecommunications, Inc.*	208	414
Andrew Corp.*	41	480
Avaya, Inc.*	129	1,507
CIENA Corp.*	147	253
Cisco Systems, Inc.*	1,742	31,164
Comverse Technologies, Inc.*	51	1,286
Corning, Inc.*	594	6,611
JDS Uniphase Corp.*	371	620
Lucent Technologies, Inc.*	1,194	3,283
Motorola, Inc.	370	5,539
QUALCOMM, Inc.	444	16,273
Scientific-Atlanta, Inc.	39	1,101
Tellabs, Inc.*	118	861
		69,392
Computers & Peripherals 0.6%
Apple Computer, Inc.*	275	11,459
Dell, Inc.*	723	27,778
EMC Corp.*	839	10,337
Gateway, Inc.*	97	391
Hewlett-Packard Co.	560	12,286
International Business Machines Corp.	440	40,207
Lexmark International, Inc., "A"*	34	2,719
NCR Corp.*	50	1,687
Network Appliance, Inc.*	101	2,794
QLogic Corp.*	68	2,754
Sun Microsystems, Inc.*	910	3,676
		116,088
Electronic Equipment & Instruments 0.0%
Agilent Technologies, Inc.*	116	2,575
Jabil Circuit, Inc.*	52	1,483
Sanmina-SCI Corp.*	141	736
Solectron Corp.*	250	868
Symbol Technologies, Inc.	66	956
Tektronix, Inc.	23	564
		7,182
Internet Software & Services 0.1%
Yahoo!, Inc.*	352	11,933
IT Consulting & Services 0.2%
Affiliated Computer Services, Inc., "A"*	79	4,206
Automatic Data Processing, Inc.	157	7,057
Computer Sciences Corp.*	52	2,384
Convergys Corp.*	37	553
Electronic Data Systems Corp.	139	2,873
First Data Corp.	216	8,491
Fiserv, Inc.*	113	4,497
Paychex, Inc.	97	3,184
Sabre Holdings Corp.	35	766
SunGard Data Systems, Inc.*	78	2,691
Unisys Corp.*	87	614
		37,316
Office Electronics 0.0%
Xerox Corp.*	258	3,908
Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices, Inc.*	214	3,449
Altera Corp.*	190	3,758
Applied Materials, Inc.*	555	9,019
Applied Micro Circuits Corp.*	79	260
Broadcom Corp., "A"*	79	2,364
Freescale Semiconductor, Inc., "B"*	108	1,863
Intel Corp.	1,678	38,980
Linear Technology Corp.	83	3,180
LSI Logic Corp.*	395	2,208
Micron Technology, Inc.*	158	1,634
National Semiconductor Corp.*	95	1,958
Novellus Systems, Inc.*	102	2,726
NVIDIA Corp.*	43	1,022
PMC-Sierra, Inc.*	46	405
Teradyne, Inc.*	50	730
Texas Instruments, Inc.	464	11,827
		85,383
Software 0.6%
Adobe Systems, Inc.	66	4,433
Autodesk, Inc.	59	1,756
BMC Software, Inc.*	57	855
Citrix Systems, Inc.*	44	1,048
Computer Associates International, Inc.	143	3,875
Compuware Corp.*	428	3,082
Electronic Arts, Inc.*	83	4,298
Intuit, Inc.*	48	2,101
Mercury Interactive Corp.*	72	3,411
Microsoft Corp.	2,727	65,912
Novell, Inc.*	97	578
Oracle Corp.*	1,211	15,113
Parametric Technology Corp.*	69	386
Siebel Systems, Inc.*	139	1,269
Symantec Corp.*	191	4,074
VERITAS Software Corp.*	114	2,647
		114,838
Materials 0.5%
Chemicals 0.3%
Air Products & Chemicals, Inc.	61	3,861
Dow Chemical Co.	257	12,811
E.I. du Pont de Nemours & Co.	269	13,784
Eastman Chemical Co.	20	1,180
Ecolab, Inc.	60	1,983
Engelhard Corp.	31	931
Hercules, Inc.*	29	420
International Flavors & Fragrances, Inc.	24	948
Monsanto Co.	72	4,644
PPG Industries, Inc.	47	3,361
Praxair, Inc.	87	4,164
Rohm & Haas Co.	53	2,544
Sigma-Aldrich Corp.	18	1,102
		51,733
Construction Materials 0.0%
Vulcan Materials Co.	26	1,478
Containers & Packaging 0.1%
Ball Corp.	82	3,402
Bemis Co., Inc.	28	871
Pactiv Corp.*	38	887
Sealed Air Corp.*	68	3,532
Temple-Inland, Inc.	15	1,088
		9,780
Metals & Mining 0.1%
Alcoa, Inc.	92	2,796
Freeport-McMoRan Copper & Gold, Inc., "B"*	108	4,278
Newmont Mining Corp.	16	676
Nucor Corp.	43	2,475
United States Steel Corp.	29	1,475
		11,700
Paper & Forest Products 0.0%
Georgia-Pacific Corp.	70	2,484
International Paper Co.	16	589
MeadWestvaco Corp.	126	4,009
		7,082
Telecommunication Services 0.5%
Diversified Telecommunication Services
ALLTEL Corp.	123	6,746
AT&T Corp.	216	4,050
BellSouth Corp.	493	12,961
CenturyTel, Inc.	35	1,149
Citizens Communications Co.	87	1,126
Qwest Communications International, Inc.*	467	1,728
SBC Communications, Inc.	890	21,084
Sprint Corp.	501	11,398
Verizon Communications, Inc.	746	26,483
		86,725
Wireless Telecommunication Services 0.0%
Nextel Communications, Inc., "A"*	304	8,640
Utilities 0.5%
Electric Utilities 0.3%
Allegheny Energy, Inc.*	35	723
Ameren Corp.	53	2,597
American Electric Power Co.	102	3,474
CenterPoint Energy, Inc.	79	950
Cinergy Corp.	52	2,107
Consolidated Edison, Inc.	65	2,742
DTE Energy Co.	47	2,138
Edison International	155	5,382
Entergy Corp.	57	4,028
Exelon Corp.	50	2,294
FirstEnergy Corp.	146	6,125
FPL Group, Inc.	106	4,256
PG&E Corp.*	97	3,308
Pinnacle West Capital Corp.	23	978
PPL Corp.	51	2,753
Progress Energy, Inc.	67	2,811
Southern Co.	200	6,366
TECO Energy, Inc.	51	800
TXU Corp.	94	7,485
Xcel Energy, Inc.	103	1,769
		63,086
Gas Utilities 0.0%
KeySpan Corp.	41	1,598
Nicor, Inc.	12	445
NiSource, Inc.	70	1,595
Peoples Energy Corp.	10	419
		4,057
Multi-Utilities 0.2%
AES Corp.*	317	5,192
Calpine Corp.*	138	386
CMS Energy Corp.*	191	2,491
Constellation Energy Group, Inc.	48	2,482
Dominion Resources, Inc.	92	6,848
Duke Energy Corp.	253	7,086
Dynegy, Inc., "A"*	98	383
Public Service Enterprise Group, Inc.	64	3,481
Sempra Energy	64	2,550
		30,899
Total Common Stocks (Cost $2,555,844)		2,911,652
#	Principal Amount ($)	Value ($)

Corporate Bonds 9.1%
Consumer Discretionary 0.8%
Auburn Hills Trust, 12.375%, 5/1/2020	12,000	17,971
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	55,000	65,353
Jones Intercable, Inc., 7.625%, 4/15/2008	60,000	64,311
		147,635
Energy 0.9%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	20,000	23,183
Enterprise Products Operating LP:
6.375%, 2/1/2013	6,000	6,289
7.5%, 2/1/2011	37,000	40,875
Halliburton Co., 5.5%, 10/15/2010	50,000	51,442
Sempra Energy, 4.621%, 5/17/2007	50,000	50,198
		171,987
Financials 4.0%
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	15,000	14,249
Series H, 4.625%, 9/1/2010	95,000	93,932
Duke Capital LLC, 4.302%, 5/18/2006	62,000	62,093
Ford Motor Credit Co.:
5.8%, 1/12/2009	50,000	47,754
6.875%, 2/1/2006	107,000	108,455
General Electric Capital Corp., Series A, 4.875%, 3/4/2015	28,000	27,369
General Motors Acceptance Corp.:
6.75%, 1/15/2006	57,000	57,397
6.875%, 9/15/2011	32,000	28,955
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	35,000	33,665
JPMorgan Capital XV, 5.875%, 3/15/2035	105,000	101,399
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	55,000	53,300
Morgan Stanley, 4.0%, 1/15/2010	37,000	35,620
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	35,000	38,374
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	35,000	37,761
RAM Holdings Ltd., 144A, 6.876%, 4/1/2024	23,000	24,891
		765,214
Health Care 0.7%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	115,000	130,826
Industrials 0.6%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	35,223	37,655
D.R. Horton, Inc., 5.25%, 2/15/2015	52,000	47,509
K Hovnanian Enterprises, Inc., 144A, 6.25%, 1/15/2015	30,000	28,712
		113,876
Materials 0.8%
Georgia-Pacific Corp.:
7.75%, 11/15/2029	30,000	32,700
8.875%, 5/15/2031	15,000	18,075
Lubrizol Corp.:
5.5%, 10/1/2014	55,000	55,080
6.5%, 10/1/2034	31,000	32,382
Newmont Mining Corp., 5.875%, 4/1/2035	25,000	24,498
		162,735
Telecommunication Services 0.4%
Anixter International, Inc., 5.95%, 3/1/2015	5,000	4,939
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	48,000	49,783
SBC Communications, Inc., 5.625%, 6/15/2016	20,000	20,079
		74,801
Utilities 0.9%
Consumers Energy Co., 6.25%, 9/15/2006	135,000	138,792
Westar Energy, Inc., 5.95%, 1/1/2035	40,000	40,073
		178,865
Total Corporate Bonds (Cost $1,750,364)		1,745,939

Foreign Bonds — US$ Denominated 5.6%
Energy 0.1%
Nexen, Inc., 5.875%, 3/10/2035	25,000	23,912
Financials 1.5%
Deutsche Telekom International Finance BV, 1.0%, 6/15/2030	11,000	14,386
Korea First Bank, 144A, 5.75%, 3/10/2013	20,000	20,605
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	121,433	129,051
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	50,000	48,726
144A, 5.125%, 11/15/2014	80,000	78,798
		291,566
Industrials 1.9%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	185,000	208,732
Tyco International Group SA:
6.75%, 2/15/2011	101,000	109,441
6.875%, 1/15/2029	22,000	24,660
7.0%, 6/15/2028	23,000	26,109
		368,942
Materials 0.9%
Celulosa Arauco y Constitucion SA, 8.625%, 8/15/2010	50,000	57,349
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	100,000	108,471
		165,820
Sovereign Bonds 0.2%
United Mexican States:
Series A, 6.75%, 9/27/2034	40,000	39,040
8.375%, 1/14/2011	5,000	5,690
		44,730
Telecommunication Services 0.5%
British Telecommunications PLC, 8.625%, 12/15/2030	50,000	66,624
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	35,000	33,527
		100,151
Utilities 0.5%
PacifiCorp. Australia LLC, 144A, 6.15%, 1/15/2008	85,000	88,773
Total Foreign Bonds — US$ Denominated (Cost $1,063,924)		1,083,894

Asset Backed 4.4%
Automobile Receivables 1.3%
Americredit Automobile Receivables Trust, "A3", Series 2002-D, 2.72%, 4/12/2007	47,069	47,038
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	65,000	64,365
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	97,287	97,211
"A4", Series 2001-4, 4.92%, 8/15/2007	24,664	24,762
"B", Series 2002-1, 5.37%, 1/15/2010	15,793	15,838
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	4,966	4,966
		254,180
Credit Card Receivables 0.3%
Capital One Multi-Asset Execution Trust, "B1", Series 2005-B1, 4.9%, 12/15/2017	50,000	49,625
Home Equity Loans 2.6%
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	16,806	16,809
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	24,951	24,785
First Franklin Mortgage Loan Trust NIM, "N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	89,190	89,244
First Franklin NIM Trust:
"N1", Series 2005-FF1N, 144A, 3.9%, 12/25/2034	99,000	98,938
"NOTE", Series 2004-FF6A, 144A, 5.75%, 7/25/2034	30,714	30,819
Master ABS NIM Trust, "N1", Series 2005-CI8A, 144A, 4.702%, 2/26/2035	105,609	105,576
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	94,799	94,829
Park Place Securities NIM Trust, "A", Series 2004-MCW1, 144A, 4.458%, 9/25/2034	36,275	36,275
Residential Asset Securitization Trust, "A3", Series 2002-A13, 5.0%, 12/25/2017	8,008	8,025
		505,300
Manufactured Housing Receivables 0.2%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	41,747	41,770
Total Asset Backed (Cost $851,333)		850,875

US Government Agency Sponsored Pass-Throughs 4.1%
Federal Home Loan Mortgage Corp., 6.0%, 12/1/2033	116,170	118,934
Federal National Mortgage Association:
4.5% with various maturities from 4/1/2018 until 6/1/2033 (g) (i)	77,846	74,428
5.0% with various maturities from 3/1/2034 until 3/1/2034 (i)	102,952	100,944
5.5% with various maturities from 7/1/2024 until 11/1/2034 (g) (i)	331,137	333,367
5.55%, 9/1/2033	35,093	35,209
6.5% with various maturities from 11/1/2033 until 11/1/2033	83,370	86,557
7.13%, 1/1/2012	45,367	47,094
Total US Government Agency Sponsored Pass-Throughs (Cost $807,118)		796,533

Commercial and Non-Agency Mortgage-Backed Securities 4.9%
Banc America Commercial Mortgage, Inc., "AJ", Series 2005-1, 4.999%, 11/10/2042	80,000	80,138
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	107,172	111,224
Countrywide Alternative Loan Trust, "7A1", Series 2004-J2, 6.0%, 12/25/2033	28,394	28,731
CS First Boston Mortgage Securities Corp., "A2", Series 2001-CK3, 6.04%, 6/15/2034	55,000	55,940
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	28,768	30,090
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	34,347	36,122
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	76,527	80,156
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	40,398	42,276
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	30,000	29,294
"B", Series 2005-GG3, 4.894%, 8/10/2042	55,000	53,667
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	25,439	26,041
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	52,479	52,309
"8A1", Series 2003-6, 5.5%, 7/25/2033	43,030	42,802
Merrill Lynch Mortgage Investors, Inc., "D", Series 1995-C3, 7.799%**, 12/26/2025	90,000	90,705
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	55,000	60,500
Residential Funding Mortgage Securities I, "A1", Series 2003-S2, 5.0%, 2/25/2033	16,759	16,763
Washington Mutual:
"A6", Series 2004-AR4, 3.809%, 6/25/2034	65,000	62,853
"4A1", Series 2002-S7, 4.5%, 11/25/2032	7,482	7,482
Washington Mutual Mortgage Securities Corp., "1A7", Series 2003-MS8, 5.5%, 5/25/2033	30,713	30,402
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $954,246)		937,495

Collateralized Mortgage Obligations 14.0%
Fannie Mae Grantor Trust:
"A2", Series 2002-T16, 7.0%, 7/25/2042	57,990	60,596
"A2", Series 2002-T19, 7.0%, 7/25/2042	64,108	67,016
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	50,000	50,029
"1A3", Series 2003-W18, 4.732%, 8/25/2043	57,729	57,807
"1A1", Series 2004-W15, 6.0%, 8/25/2044	68,871	70,814
"2A", Series 2003-W8, 7.0%, 10/25/2042	25,076	26,218
"2A", Series 2002-W1, 7.5%, 2/25/2042	38,295	40,276
"5A", Series 2004-W2, 7.5%, 3/25/2044	83,027	87,847
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	61,000	60,519
"PT", Series 2724, 3.75%, 5/15/2016	61,000	60,274
"A2B", Series T-56, 4.29%, 7/25/2036	47,733	47,754
"PE", Series 2727, 4.5%, 7/15/2032	120,000	114,294
"TG", Series 2690, 4.5%, 4/15/2032	60,000	57,186
"BG", Series 2640, 5.0%, 2/15/2032	45,000	44,084
"BM", Series 2497, 5.0%, 2/15/2022	21,768	21,792
"CA", Series 2526, 5.0%, 6/15/2016	24,046	24,257
"DG", Series 2662, 5.0%, 10/15/2022	120,000	117,914
"EG", Series 2836, 5.0%, 12/15/2032	115,000	112,196
"JD", Series 2778, 5.0%, 12/15/2032	115,000	112,386
"NE", Series 2921, 5.0%, 9/15/2033	80,000	77,670
"PE", Series 2777, 5.0%, 4/15/2033	120,000	117,579
"PE", Series 2864, 5.0%, 6/15/2033	80,000	78,279
"TE", Series 2780, 5.0%, 1/15/2033	85,000	82,866
"TE", Series 2881, 5.0%, 7/15/2033	115,000	112,268
"UE", Series 2764, 5.0%, 10/15/2032	90,000	87,785
"PE", Series 2378, 5.5%, 11/15/2016	30,000	30,688
"PE", Series 2512, 5.5%, 2/15/2022	110,000	112,773
"PE", Series 2405, 6.0%, 1/15/2017	80,000	83,465
"QE", Series 2113, 6.0%, 11/15/2027	34,188	34,855
"3A", Series T-41, 7.5%, 7/25/2032	62,976	66,309
Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	80,000	79,716
"A2", Series 2002-W10, 4.7%, 8/25/2042	363	362
"2A3", Series 2003-W15, 4.71%, 8/25/2043	47,081	47,116
"HE", Series 2005-22, 5.0%, 10/25/2033	55,000	53,513
"KH", Series 2003-92, 5.0%, 3/25/2032	60,000	58,695
"ME", Series 2005-14, 5.0%, 10/25/2033	105,000	102,210
"MC", Series 2002-56, 5.5%, 9/25/2017	47,456	48,080
"PM", Series 2001-60, 6.0%, 3/25/2030	22,202	22,503
"VD", Series 2002-56, 6.0%, 4/25/2020	10,129	10,291
"A2", Series 1998-M1, 6.25%, 1/25/2008	52,713	54,566
"1A2", Series 2003-W3, 7.0%, 8/25/2042	29,587	30,924
Government National Mortgage Association, "GD", Series 2004-26, 5.0%, 11/16/2032	56,000	55,208
Total Collateralized Mortgage Obligations (Cost $2,687,998)		2,680,980

Municipal Investments 3.0%
Atlantic City, NJ, Core City General Obligation Series B, 4.5%, 8/1/2008 (f)	80,000	80,278
Fairfield, CA, Pension Obligation Revenue Series B, 5.42%, 6/1/2034 (f)	65,000	64,957
Illinois, State General Obligation, 4.95%, 6/1/2023	80,000	77,415
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	50,000	50,336
Virginia, Multi-Family Housing Revenue, Housing Development Authority Series A, 6.51%, 5/1/2019 (f)	290,000	301,589
Total Municipal Investments (Cost $524,697)		574,575

Government National Mortgage Association 1.0%
Government National Mortgage Association, 6.0% with various maturities from 10/15/2033 until 12/15/2034 (Cost $184,329)	178,668	183,552

US Government Backed 24.4%
US Treasury Bills:
2.356%, 4/21/2005 (h)	140,000	139,798
2.746%, 6/9/2005	3,300,000	3,283,186
2.869%***, 7/14/2005	10,000	9,921
US Treasury Bond, 6.0%, 2/15/2026 (d)	232,000	265,395
US Treasury Notes:
2.75%, 6/30/2006 (d)	56,000	55,436
3.0%, 2/15/2009	309,000	297,159
3.625%, 7/15/2009	540,000	529,559
3.875%, 2/15/2013	11,000	10,618
5.0%, 8/15/2011 (d)	95,000	98,696
Total US Government Backed (Cost $4,691,244)		4,689,768
	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 2.83% (c) (e) (Cost $421,080)	421,080	421,080

Cash Equivalents 12.6%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $2,415,133)	2,415,133	2,415,133
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,907,310) (a)	100.5	19,291,476
Other Assets and Liabilities, Net	(0.5)	(100,168)
Net Assets	100.0	19,191,308

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $19,161,064. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $130,412. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $495,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $364,821.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $415,096, which is 2.2% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.3%
MBIA	Municipal Bond Insurance Association	2.0%

(g) Mortgage dollar rolls included.

(h) At March 31, 2005, this security has been pledged to cover in whole or in part, initial requirements for open futures contracts.

(i) When-issued or forward delivery pools included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At March 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
Share Price Index 200	6/16/2005	1	82,311	79,682	(2,629)
Topix Index	6/9/2005	4	443,091	440,362	(2,729)
EOE Dutch Stock Index	4/15/2005	1	96,188	95,602	(586)
10 Yr Canadian Government Bond	6/21/2005	4	369,564	368,753	(811)
Total net unrealized depreciation					(6,755)

At March 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	6/21/2005	15	1,656,634	1,638,984	17,650

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2005
Assets	Long Range Fund	Mid Range Fund	Short Range Fund
Investment in securities, at value(a) — including $34,676,970, $654,955 and $415,096 of securities loaned	$ 700,599,006	$ 38,477,494	$ 16,455,263
Investments in Scudder Cash Management QP Trust(b)	61,479,890	5,738,273	2,415,133
Investments in Daily Assets Fund Institutional(c)*	35,195,744	664,113	421,080
Total investments in securities, at value(d)	797,274,640	44,879,880	19,291,476
Cash	—	48,578	—
Foreign currency, at value(e)	24,390,184	1,521,087	615,743
Receivable for investments sold	24,033,117	824,788	418,113
Dividends receivable	558,420	20,082	3,695
Interest receivable	2,350,204	179,097	83,789
Receivable for Fund shares sold	88,216	97,444	151,665
Unrealized appreciation on forward currency exchange contracts	697,237	33,014	11,360
Due from Advisor	—	—	15,754
Other assets	17,005	7,518	—
Total assets	849,409,023	47,611,488	20,591,595
Liabilities
Payable upon return of securities loaned	35,195,744	664,113	421,080
Due to custodian bank	544,374	—	114,427
Payable for investments purchased	29,865,694	1,117,171	507,578
Payable for investments purchased — mortgage dollar rolls	5,351,807	227,534	118,559
Deferred mortgage dollar roll income	4,269	60	86
Payable for Fund shares redeemed	576,453	32,349	117,554
Payable for daily variation margin on open futures contracts	210,237	5,965	1,627
Unrealized depreciation on forward foreign currency exchange contracts	658,214	31,611	11,001
Net payable on closed forward foreign currency exchange contracts	1,694,390	72,347	23,256
Accrued investment advisory fee	64,925	—	—
Other accrued expenses and payables	173,795	102,945	85,119
Total liabilities	74,339,902	2,254,095	1,400,287
Net assets, at value	$ 775,069,121	$ 45,357,393	$ 19,191,308

* Represents collateral for securities loaned.

a Cost of $646,524,482, $36,476,830 and $16,071,097, respectively.

b Cost of $61,479,890, $5,738,273 and $2,415,133, respectively.

c Cost of $35,195,744, $664,113 and $421,080, respectively.

d Cost of $743,200,116, $42,879,216 and $18,907,310, respectively.

e Cost of $24,585,354, $1,533,013 and $620,294, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of March 31, 2005 (continued)
Net Assets	Long Range Fund	Mid Range Fund	Short Range Fund
Net assets consist of: Undistributed net investment income	4,215,503	64,577	19,726
Net unrealized appreciation (depreciation) on: Investments	54,074,524	2,000,664	384,166
Futures	277,323	26,347	10,895
Foreign currency related transactions	(164,705)	(15,843)	(5,200)
Accumulated net realized gain (loss)	(65,932,705)	(5,802,880)	(856,063)
Paid-in capital	782,599,181	49,084,528	19,637,784
Net assets, at value	$ 775,069,121	$ 45,357,393	$ 19,191,308
Net Asset Value
Investment Class Net assets applicable to outstanding shares of beneficial interest	$ 55,559,979	$ 45,357,393	$ 19,191,308
Outstanding shares of beneficial interest ($.001 par value per share, unlimited number of shares authorized)	5,230,846	4,601,906	1,886,056
Net Asset Value, offering and redemption price(a) per share	$ 10.62	$ 9.86	$ 10.18
Institutional Class Net assets applicable to outstanding shares of beneficial interest	$ 719,509,142	$ —	$ —
Outstanding shares of beneficial interest ($.001 par value per share, unlimited number of shares authorized)	65,199,266	—	—
Net Asset Value, offering and redemption price(a) per share	$ 11.04	$ —	$ —

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2005(a)
Investment Income	Long Range Fund	Mid Range Fund	Short Range Fund
Total investment income allocated from the Portfolio(b): Dividends — Unaffiliated issuers	$ 2,704,151	$ 142,606	$ 22,186
Interest — Unaffiliated issuers	4,789,487	501,053	224,578
Interest — Affiliated issuers	291,939	28,872	13,758
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,186	558	244
Expenses allocated from the Portfolio(c)	(1,636,114)	(132,580)	(55,006)
Net investment income allocated from the Portfolio	6,158,649	540,509	205,760
Dividends — Unaffiliated issuers	5,831,863	218,125	41,416
Interest — Unaffiliated issuers	7,705,391	692,275	346,507
Mortgage dollar roll income	279,994	5,533	12,607
Interest — Affiliated issuers	512,898	53,687	21,448
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,506	292	358
Total income	20,526,301	1,510,421	628,096
Expenses: Investment advisory fees	3,055,340	188,168	78,233
Administrator service fees	1,775,922	350,419	139,659
Auditing	37,928	50,280	40,987
Legal	26,119	56,378	47,560
Trustees' fees and expenses	22,966	10,778	9,809
Reports to shareholders	14,898	18,319	21,281
Registration fees	45,218	9,191	33,285
Other	12,021	33,359	3,469
Total expenses, before expense reductions	4,990,412	716,892	374,283
Expense reductions	(2,176,201)	(342,698)	(229,589)
Total expenses, after expense reductions	2,814,211	374,194	144,694
Net investment income (loss)	17,712,090	1,136,227	483,402

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2005(a) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions	Long Range Fund	Mid Range Fund	Short Range Fund
Net realized gain (loss) allocated from the Portfolio(b) from: Investments	7,061,719	383,292	(6,296)
Futures	2,801,217	24,335	14,798
Foreign currency related transactions	(4,227,291)	(381,021)	(69,660)
Net realized gain (loss) from: Investments	15,725,561	1,226,217	326,156
Futures	2,492,075	69,690	24,164
Foreign currency related transactions	9,134,132	481,496	137,166
	32,987,413	1,804,009	426,328
Net unrealized appreciation (depreciation) during the period allocated from the Portfolio(b) on: Investments(d)	(22,794,969)	(1,870,929)	(317,712)
Futures(d)	(2,977,525)	(201,660)	476,486
Foreign currency related transactions(d)	761,462	(9,684)	(107,291)
Net unrealized appreciation (depreciation) during the period on: Investments	12,207,977	(145,418)	(155,706)
Futures	2,890,453	193,332	(477,740)
Foreign currency related transactions	(934,120)	8,056	95,712
	(10,846,722)	(2,026,303)	(486,251)
Net gain (loss) on investment transactions	22,140,691	(222,294)	(59,923)
Net increase (decrease) in net assets resulting from operations	$ 39,852,781	$ 913,933	$ 423,479

a On August 20, 2004, the Asset Management Portfolio, the Asset Management Portfolio II and the Asset Management Portfolio III, each a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the Lifecycle Long Range Fund's, the Lifecycle Mid Range Fund's and the Lifecycle Short Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

b Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

c For the period April 1, 2004 through August 20, 2004,, Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III waived fees in the amounts of $688,395, $53,433 and $44,717, which were allocated to the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund, respectively.

d Excludes unrealized appreciation of $250,957, depreciation of $1,368 and depreciation of $706, respectively, resulting from the dissolution of the master-feeder structure.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Long Range Fund
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005(a)	2004
Operations: Net investment income (loss)	$ 17,712,090	$ 14,273,378
Net realized gain (loss) on investment transactions	32,987,413	33,679,038
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,846,722)	92,021,218
Net increase (decrease) in net assets resulting from operations	39,852,781	139,973,634
Distributions to shareholders from: Net investment income Investment Class	(1,740,310)	(2,277,173)
Institutional Class	(24,628,733)	(29,974,017)
Fund share transactions: Proceeds from shares sold	91,324,510	142,112,613
Reinvestment of distributions	26,364,356	32,245,735
Net assets acquired in tax-free reorganization (Investment Class)	—	58,476,295
Cost of shares redeemed	(127,175,929)	(117,931,521)
Redemption fees	58	—
Net increase (decrease) in net assets from Fund share transactions	(9,487,005)	114,903,122
Increase (decrease) in net assets	3,996,733	222,625,566
Net assets at beginning of period	771,072,388	548,446,822
Net assets at end of period (including undistributed net investment income of $4,215,503 and $5,633,527, respectively)	$ 775,069,121	$ 771,072,388

a On August 20, 2004, the Asset Management Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Long Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Mid Range Fund
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005(a)	2004
Operations: Net investment income (loss)	$ 1,136,227	$ 1,279,256
Net realized gain (loss) on investment transactions	1,804,009	3,244,122
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,026,303)	5,108,169
Net increase (decrease) in net assets resulting from operations	913,933	9,631,547
Distributions to shareholders from: Net investment income	(1,639,668)	(2,807,608)
Fund share transactions: Proceeds from shares sold	13,269,443	27,215,420
Reinvestment of distributions	1,639,347	2,807,418
Cost of shares redeemed	(41,248,178)	(16,375,047)
Redemption fees	12	—
Net increase (decrease) in net assets from Fund share transactions	(26,339,376)	13,647,791
Increase (decrease) in net assets	(27,065,111)	20,471,730
Net assets at beginning of period	72,422,504	51,950,774
Net assets at end of period (including undistributed net investment income of $64,577 and $493,570, respectively)	$ 45,357,393	$ 72,422,504

a On August 20, 2004, the Asset Management Portfolio II, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Mid Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Short Range Fund
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005(a)	2004
Operations: Net investment income (loss)	$ 483,402	$ 443,571
Net realized gain (loss) on investment transactions	426,328	833,186
Net unrealized appreciation (depreciation) during the period on investment transactions	(486,251)	644,731
Net increase (decrease) in net assets resulting from operations	423,479	1,921,488
Distributions to shareholders from: Net investment income	(697,062)	(826,388)
Fund share transactions: Proceeds from shares sold	9,691,803	14,946,510
Reinvestment of distributions	695,107	822,774
Cost of shares redeemed	(13,307,132)	(11,276,402)
Net increase (decrease) in net assets from Fund share transactions	(2,920,222)	4,492,882
Increase (decrease) in net assets	(3,193,805)	5,587,982
Net assets at beginning of period	22,385,113	16,797,131
Net assets at end of period (including undistributed net investment income of $19,726 and $136,237, respectively)	$ 19,191,308	$ 22,385,113

a On August 20, 2004, the Asset Management Portfolio III, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Short Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Lifecycle Long Range Fund

Investment Class
Years Ended March 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.11
Net realized and unrealized gain (loss) on investment transactions	.30	.93
Total from investment operations	.51	1.04
Less distributions from: Net investment income	(.32)	(.36)
Redemption fees	.00***	—
Net asset value, end of period	$ 10.62	$ 10.43
Total Return (%)[c]	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	69
Ratio of expenses before expense reductions (%)[d]	1.33	1.41*
Ratio of expenses after expense reductions (%)[d]	1.00	1.00*
Ratio of net investment income (loss) (%)	1.90	1.65*
Portfolio turnover rate (%)	106[e,f]	115f**

[a] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio includes expenses allocated from the Asset Management Portfolio.

[e] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 122% and 124% for the periods ended March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Scudder Lifecycle Long Range Fund

Institutional Class
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.84	$ 9.17	$ 10.92	$ 10.98	$ 14.44
Income (loss) from investment operations: Net investment income (loss)	.25[a]	.21[a]	.25[a]	.31	.41
Net realized and unrealized gain (loss) on investment transactions	.33	1.94	(1.53)	(.08)	(1.79)
Total from investment operations	.58	2.15	(1.28)	.23	(1.38)
Less distributions from: Net investment income	(.38)	(.48)	(.47)	(.28)	(.30)
Net realized gains on investment transactions	—	—	—	(.01)	(1.78)
Total distributions	(.38)	(.48)	(.47)	(.29)	(2.08)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 11.04	$ 10.84	$ 9.17	$ 10.92	$ 10.98
Total Return (%)[b]	5.42	23.71	(11.88)	2.13	(10.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	719	702	548	438	417
Ratio of expenses before expense reductions (%)[c]	.83	.91	.93	.91	.93
Ratio of expenses after expense reductions (%)[c]	.55	.55	.55	.55	.59
Ratio of net investment income (loss) (%)	2.35	2.08	2.61	2.84	3.20
Portfolio turnover rate (%)	106[d,e]	115[e]	133	90	118

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio includes expenses allocated from the Asset Management Portfolio.

[d] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 122% and 124% for the periods ended March 31, 2005 and March 31, 2004, respectively.

* Amount is less than $.005.

Scudder Lifecycle Mid Range Fund

Investment Class
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 8.80	$ 9.75	$ 9.78	$ 11.38
Income (loss) from investment operations: Net investment income (loss)	.22[a]	.19[a]	.25[a]	.30	.42
Net realized and unrealized gain (loss) on investment transactions	.12[f]	1.29	(.80)	(.06)	(.86)
Total from investment operations	.34	1.48	(.55)	.24	(.44)
Less distributions from: Net investment income	(.34)	(.42)	(.40)	(.27)	(.33)
Net realized gains on investment transactions	—	—	—	—	(.83)
Total distributions	(.34)	(.42)	(.40)	(.27)	(1.16)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.86	$ 9.86	$ 8.80	$ 9.75	$ 9.78
Total Return (%)[b]	3.50	16.85	(5.63)	2.48	(4.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	72	52	72	81
Ratio of expenses before expense reductions (%)[c]	1.67	1.63	1.56	1.54	1.51
Ratio of expenses after expense reductions (%)[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.24	2.01	2.68	3.04	3.86
Portfolio turnover rate (%)	111[d,e]	144[e]	116	127	139

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio includes expenses allocated from the Asset Management Portfolio II.

[d] On August 20, 2004, the Asset Management Portfolio II was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Mid Range Fund as a stand-alone fund in addition to the Asset Management Portfolio II.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 117% and 161% for the periods ended March 31, 2005 and March 31, 2004, respectively.

[f] The amount of net realized and unrealized gain shown for a share outstanding for the period ending March 31, 2005 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

* Amount is less than $.005.

Scudder Lifecycle Short Range Fund

Investment Class
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 9.71	$ 10.08	$ 10.05	$ 10.54
Income (loss) from investment operations:
Net investment income (loss)	.25[a]	.22[a]	.29[a]	.38	.48
Net realized and unrealized gain (loss) on investment transactions	(.01)	.77	(.21)	(.04)	(.21)
Total from investment operations	.24	.99	.08	.34	.27
Less distributions from: Net investment income	(.36)	(.40)	(.45)	(.31)	(.40)
Net realized gains on investment transactions	—	—	—	—	(.36)
Total distributions	(.36)	(.40)	(.45)	(.31)	(.76)
Net asset value, end of period	$ 10.18	$ 10.30	$ 9.71	$ 10.08	$ 10.05
Total Return (%)[b]	2.28	10.44	.83	3.42	2.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	17	25	30
Ratio of expenses before expense reductions (%)[c]	2.12	2.16	1.85	1.86	1.72
Ratio of expenses after expense reductions (%)[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.49	2.15	2.92	3.69	4.85
Portfolio turnover rate (%)	159[d,e]	198[e]	162	153	148

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio includes expenses allocated from the Asset Management Portfolio III.

[d] On August 20, 2004, the Asset Management Portfolio III was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Short Range Fund as a stand-alone fund in addition to the Asset Management Portfolio III.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 192% and 223% for the periods ended March 31, 2005 and March 31, 2004, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Lifecycle Long Range Fund ("Scudder Lifecycle Long Range Fund") is a diversified series of Scudder Advisor Funds III. Lifecycle Mid Range Fund ("Scudder Lifecycle Mid Range Fund") and Lifecycle Short Range Fund ("Scudder Lifecycle Short Range Fund") (each a "Fund," and collectively the "Funds") are diversified series of Scudder Advisor Funds. Scudder Advisor Funds III and Scudder Advisor Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies organized as Massachusetts business trusts (collectively, the "Trusts").

On June 3, 2004, the Board of Trustees approved dissolving the Lifecycle master-feeder structures, and converting the Funds to three stand-alone funds. On August 20, 2004, the Funds received net assets with the value of $741,748,706, $48,834,257 and $20,324,047 which were equal to the Funds' investment in their respective Lifecycle master. This included net unrealized appreciation (depreciation) of $41,590,486, $2,052,615 and $505,144 for Scudder Lifecycle Long Range, Mid Range and Short Range, respectively, from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively, in the tax free exchange for their beneficial ownership in the Portfolios. Activities prior to these conversions are included in the Financial Statements.

Lifecycle Long Range Fund offers two classes of shares: Investment Class and Institutional Class. On August 13, 2004, Premier Class was renamed Institutional Class. Investment Class and Institutional Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class. Lifecycle Mid Range Fund and Lifecycle Short Range Fund each offer one class of shares: Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as administrative service fee. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements and were also applied to the portfolios prior to dissolution of their respective master-feeder structures.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of each Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, each Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Fund. When entering into a closing transaction, each Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, each Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. Each Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2005, the Long Range, Mid Range and Short Range Funds utilized approximately $22,216,000, $564,000 and $229,000 of its capital loss carryforwards, respectively. At March 31, 2005, each Fund had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration date, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

The capital loss carryforwards were as follows:

Fund	Amount	Expiration Date
Lifecycle Long Range Fund	$ 8,305,000	3/31/2010
	27,647,000	3/31/2011
	9,661,000	3/31/2012

Lifecycle Mid Range Fund	$ 3,504,000	3/31/2011
	816,000	3/31/2012

Lifecycle Short Range Fund	$ 477,000	3/31/2011
	108,000	3/31/2012

Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Funds, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At March 31, 2005, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Long Range Fund	Mid Range Fund	Short Range Fund
Undistributed ordinary income*	$ 4,231,616	$ 64,508	$ 19,448
Undistributed net long-term capital gains	$ —	$ —	$ —
Capital loss carryforwards	$ (45,613,000)	$ (4,320,000)	$ (585,000)
Net unrealized appreciation (depreciation) on investments	$ 34,436,813	$ 560,605	$ 130,412

In addition, during the years ended March 31, 2005 and March 31, 2004, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

2005	Long Range Fund	Mid Range Fund	Short Range Fund
Distributions from ordinary income*	$ 26,369,043	$ 1,639,668	$ 697,062
2004
Distributions from ordinary income*	$ 32,251,190	$ 2,807,608	$ 826,388

* For tax purposes short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Funds impose a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of each Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments), includes the purchases and sales of securities as a stand-alone fund in addition to their respective Portfolio were as follows:

	Purchases ($)	Sales ($)
Lifecycle Long Range Fund Excluding US Treasury securities and mortgage dollar roll transactions	427,689,591	442,017,078
US Treasury securities	295,943,487	281,829,149
Mortgage dollar roll transactions	108,034,479	109,830,060
Lifecycle Mid Range Fund Excluding US Treasury securities and mortgage dollar roll transactions	24,664,029	43,846,796
US Treasury securities	20,950,283	22,186,393
Mortgage dollar roll transactions	2,289,299	2,930,387
Lifecycle Short Range Fund Excluding US Treasury securities and mortgage dollar roll transactions	10,552,014	12,069,164
US Treasury securities	11,536,141	11,888,592
Mortgage dollar roll transactions	4,649,536	4,989,281

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Effective August 21, 2004, Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for each Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for each Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. Prior to August 21, 2004, DeAM, Inc. was the Advisor for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III. The investment advisory fee paid by each Fund under the new Investment Advisory Agreement is the same as the investment advisory agreement for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to a portion of each Fund's portfolio and is paid by the Advisor for its services.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of each Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective April 1, 2004 through July 31, 2005, the Advisor and Administrator have contractually agreed to waive their fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund, including expenses allocated from each Portfolio from April 1, 2004 up to August 23, 2004 as follows:

Lifecycle Long Range Fund Investment Class	1.00%
Institutional Class	.55%
Lifecycle Mid Range Fund	1.00%
Lifecycle Short Range Fund	1.00%

Under these agreements, the Advisor also reimbursed $9,951 of expenses on the Lifecycle Short Range Fund.

For the period from April 1, 2004 up to August 23, 2004, the Investment Advisory Fee charged to the Portfolios was as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Asset Management Portfolio	$ 1,926,387	$ 688,395.42%
Asset Management Portfolio II	142,429	53,433.41%
Asset Management Portfolio III	53,204	44,717.10%

For the period from August 23, 2004 through March 31, 2005, the Investment Advisory Fee was as follows:

	Total Aggregated	Waived	Unpaid	AnnualizedEffective Rate
Lifecycle Long Range Fund	$ 3,055,340	$ 1,072,694	$ 64,925.42%
Lifecycle Mid Range Fund	188,168	188,168	—	—
Lifecycle Short Range Fund	78,233	78,233	—	—

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee"). For the period from April 1, 2004 up to August 23, 2004 the fee was 0.65% of each Fund's Investment Class and 0.15% of Lifecycle Long Range Fund's Institutional Class average daily net assets computed and accrued daily and payable monthly. Effective August 23, 2004, the fee changed to 0.72% of each Funds Investment Class and 0.22% of Lifecycle Long Range Fund's Institutional Class average net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid	Effective Rate
Lifecycle Long Range Fund Investment Class	$ 412,589	$ 112,876	$ 24,812.50%
Institutional Class	1,363,333	981,233	23,275.05%
Lifecycle Mid Range Fund	350,419	152,521	48,071.39%
Lifecycle Short Range Fund	139,659	139,659	—	—

ICCC served as Administrator for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III and received a fee of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from April 1, 2004 up to August 23, 2004, the Administrator Service Fee was as follows:

Total Aggregated
Asset Management Portfolio	$ 296,367
Asset Management Portfolio II	21,912
Asset Management Portfolio III	8,185

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is each Fund's transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fees it receives from the Funds.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Funds paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were as follows:

	2002	2003
Lifecycle Long Range Fund	$ 269	$ 528
Lifecycle Mid Range Fund	44	57
Lifecycle Short Range Fund	19	23

D. Forward Foreign Currency Commitments

As of March 31, 2005, the Funds had the following open forward foreign currency exchange contracts:

Scudder Lifecycle Long Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
AUD	13,123,000	USD	10,371,632	4/4/2005	$ 239,907
USD	12,222,371	AUD	15,886,000	4/28/2005	19,617
EUR	6,000	USD	7,960	4/4/2005	182
GBP	9,107,000	USD	17,367,231	4/4/2005	160,972
USD	25,227,454	GBP	13,426,000	4/28/2005	106,397
JPY	472,855,000	USD	4,546,683	4/4/2005	135,477
USD	32,371,079	JPY	3,466,716,000	4/28/2005	34,685
					$ 697,237
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD	4,966,000	USD	4,082,874	4/27/2005	$ (23,085)
USD	7,865	EUR	6,000	4/4/2005	(86)
USD	10,380,293	AUD	13,123,000	4/4/2005	(248,568)
USD	3,750,703	GBP	1,954,000	4/4/2005	(58,924)
USD	424,125	JPY	44,379,000	4/4/2005	(10,119)
EUR	6,074,000	USD	7,866,559	4/28/2005	(11,740)
USD	13,725,033	GBP	7,153,000	4/4/2005	(210,553)
USD	4,092,338	JPY	428,476,000	4/4/2005	(95,139)
					$ (658,214)

Scudder Lifecycle Mid Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
AUD	584,000	USD	461,559	4/4/2005	$ 10,676
USD	506,252	AUD	658,000	4/28/2005	813
EUR	1,000	USD	1,327	4/4/2005	31
GBP	403,000	USD	768,529	4/4/2005	7,123
USD	1,093,578	GBP	582,000	4/28/2005	4,612
JPY	28,604,000	USD	275,038	4/4/2005	8,195
USD	1,459,171	JPY	156,267,000	4/28/2005	1,564
					$ 33,014
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD	319,000	USD	262,271	4/27/2005	$ (1,483)
USD	1,311	EUR	1,000	4/4/2005	(14)
EUR	377,000	USD	488,260	4/28/2005	(729)
USD	461,944	AUD	584,000	4/4/2005	(11,062)
USD	190,031	GBP	99,000	4/4/2005	(2,985)
USD	62,005	JPY	6,488,000	4/4/2005	(1,479)
USD	583,309	GBP	304,000	4/4/2005	(8,948)
USD	211,228	JPY	22,116,000	4/4/2005	(4,911)
					$ (31,611)

Scudder Lifecycle Short Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
AUD	198,000	USD	156,487	4/4/2005	$ 3,620
USD	160,800	AUD	209,000	4/28/2005	258
GBP	129,000	USD	246,006	4/4/2005	2,280
USD	362,647	GBP	193,000	4/28/2005	1,529
JPY	10,983,000	USD	105,606	4/4/2005	3,147
USD	490,751	JPY	52,556,000	4/28/2005	526
					$ 11,360
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
USD	156,618	AUD	198,000	4/4/2005	$ (3,750)
CAD	3,000	USD	2,442	4/1/2005	(38)
USD	2,485	CAD	3,000	4/1/2005	(5)
CAD	138,000	USD	113,459	4/27/2005	(641)
EUR	151,000	USD	195,563	4/28/2005	(292)
USD	49,907	GBP	26,000	4/4/2005	(784)
USD	197,634	GBP	103,000	4/4/2005	(3,032)
USD	33,913	JPY	3,527,000	4/4/2005	(804)
USD	71,212	JPY	7,456,000	4/4/2005	(1,655)
					$ (11,001)
Currency Abbreviations
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	USD	US Dollar

E. Expense Reductions

For the year ended March 31, 2005, the Advisor agreed to reimburse the Fund $9,398, $2,009 and $1,746 for Long Range Fund, Mid Range Fund and Short Range Fund, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

F. Line of Credit

Each Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Lifecycle Long Range Fund:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,169,155	$ 12,048,398	1,403,818	$ 14,789,301
Institutional Class	7,261,514	79,276,112	12,358,761	127,323,312
		$ 91,324,510		$ 142,112,613
Shares issued in tax-free reorganization
Investment Class	—	—	5,999,562	$ 58,476,295
Shares issued to shareholders in reinvestment of distributions
Investment Class	164,686	$ 1,736,373	254,351	$ 2,273,737
Institutional Class	2,248,893	24,627,983	2,887,219	29,971,998
		$ 26,364,356		$ 32,245,735
Shares redeemed
Investment Class	(2,682,373)	$ (27,917,936)	(1,078,353)	$ (11,023,167)
Institutional Class	(9,117,440)	(99,257,993)	(10,253,726)	(106,908,354)
		$ (127,175,929)		$ (117,931,521)
Redemption fees		$ 58		$ —
Net increase (decrease)
Investment Class	(1,348,532)	$ (14,133,164)	6,579,378	$ 64,516,166
Institutional Class	392,967	4,646,159	4,992,254	50,386,956
		$ (9,487,005)		$ 114,903,122

The following table summarizes share and dollar activity in the Lifecycle Mid Range Fund:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,353,345	$ 13,269,443	2,860,420	$ 27,215,420
Shares issued to shareholders in reinvestment of distributions
Investment Class	166,985	$ 1,639,347	293,546	$ 2,807,418
Shares redeemed
Investment Class	(4,260,074)	$ (41,248,178)	(1,713,346)	$ (16,375,047)
Redemption fees		$ 12		$ —
Net increase (decrease)
Investment Class	(2,739,744)	$ (26,339,376)	1,440,620	$ 13,647,791

The following table summarizes share and dollar activity in the Lifecycle Short Range Fund:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	953,238	$ 9,691,803	1,475,460	$ 14,946,510
Shares issued to shareholders in reinvestment of distributions
Investment Class	68,464	$ 695,107	81,292	$ 822,774
Shares redeemed
Investment Class	(1,309,579)	$ (13,307,132)	(1,112,255)	$ (11,276,402)
Net increase (decrease)
Investment Class	(287,877)	$ (2,920,222)	444,497	$ 4,492,882

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds III, Scudder Advisor Funds and Shareholders of Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Lifecycle Long Range Fund (one of the Funds comprising Scudder Advisor Funds III), Lifecycle Mid Range Fund and Lifecycle Short Range Fund (two of the Funds comprising Scudder Advisor Funds), hereafter referred to as the "Funds" at March 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 31, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Of the ordinary distributions made during the fiscal year ended March 31, 2005, the following percentages, qualified for the dividends received deduction available to corporate shareholders:

Lifecycle Long Range 32%

Lifecycle Mid Range 22%

Lifecycle Short Range 9%

For federal income tax purposes, Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund designate $9,722,000, $400,000 and $70,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		52
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		55
S. Leland Dill 3/28/30 Trustee since 1986 for Scudder Advisor Funds Trustee since 1999 for Scudder Advisor Funds III	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	52
Martin J. Gruber 7/15/37 Trustee since 1999 for Scudder Advisor Funds Trustee since 1992 for Scudder Advisor Funds III	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	52
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	52
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	52
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	52
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for Scudder Advisor Funds Trustee since 1999 for Scudder Advisor Funds III	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	52
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	52
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	135
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[6] 7/14/60 President and Chief Executive Officer since 2004

Managing Director[5], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[7] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director[5], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[7] 8/5/57 Treasurer since 2002

Managing Director[5], Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Lisa Hertz[6] 8/21/70 Assistant Secretary since 2004	Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director[5], Deutsche Asset Management.
Kevin M. Gay[7] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[7] 11/3/65 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which Scudder Short Range and Mid Range Funds are a series, and Scudder Advisor Funds III of which Scudder Long Range Fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Long Range Fund		Mid Range Fund	Short Range Fund
	Investment Class	Institutional Class	Investment Class	Investment Class
Nasdaq Symbol	BTILX	BTAMX	BTLRX	BTSRX
CUSIP Number	81111Y 606	81111Y 309	81111R 825	81111R 817
Fund Number	812	567	813	814
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2005, Scudder Advisor Funds, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            LIFE CYCLE MID RANGE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                  $50,600         $225           $7,895          $0
--------------------------------------------------------------------------------
2004                  $13,800        $2,029          $7,520          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

     Services that the Fund's Independent Registered Public Accounting Firm
           Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Asset
Management, Inc. ("DeAM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                  $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004                  $573,742                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005          $7,895                    $0              $236,994        $244,889
--------------------------------------------------------------------------------
2004          $7,520                    $0             $2,412,058     $2,419,578
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeAM and other related entities that provide support for the operations of the fund.

                           LIFE CYCLE SHORT RANGE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                $50,600            $225           $7,895          $0
--------------------------------------------------------------------------------
2004                $13,800           $2,029          $7,520          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Asset
Management, Inc. ("DeAM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                 $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004                 $573,742                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005             $7,895               $0              $236,994          $244,889
--------------------------------------------------------------------------------
2004             $7,520               $0             $2,412,058       $2,419,578
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeAM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Mid Range Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Lifecycle Mid Range Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Short Range Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Lifecycle Short Range Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005